                               [GRAPHIC]


[GRAPHIC]

                               Smith Barney
                               Special
                               Equities Fund

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------

                               June 30, 1998






                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.(SM)

Smith Barney
Special Equities Fund
================================================================================

The Smith Barney Special Equities Fund seeks long-term appreciation by investing primarily in equity securities that are believed to have superior appreciation potential and that are not generally within the S&P 500 Composite Stock Price Index. They may be securities of companies in their development stage or older companies that appear to be entering a new stage of more rapid growth.

Smith Barney Special Equities Fund
Average Annual Total Returns
June 30, 1998

                                                   Without Sales Charge*
                                           ------------------------------------
                                           Class A        Class B       Class L#
===============================================================================
Six-Month+                                   9.73%          9.32%          9.32%
-------------------------------------------------------------------------------
One-Year                                     7.90           7.10           7.06
-------------------------------------------------------------------------------
Five-Year                                   11.51          10.69            N/A
-------------------------------------------------------------------------------
Ten-Year                                      N/A          10.22            N/A
-------------------------------------------------------------------------------
Since Inception++                           14.92           9.65           5.98
===============================================================================

                                                     With Sales Charge**
                                           -------------------------------------
                                           Class A        Class B       Class L#
================================================================================
Six-Month+                                    4.23%          4.32%          7.22%
--------------------------------------------------------------------------------
One-Year                                      2.50           2.10           5.00
--------------------------------------------------------------------------------
Five-Year                                    10.38          10.56            N/A
--------------------------------------------------------------------------------
Ten-Year                                       N/A          10.22            N/A
--------------------------------------------------------------------------------
Since Inception++                            13.88           9.65           5.76
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

#    On June 12, 1998, Class C shares were renamed Class L shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, December 13, 1982 and October 18, 1993, respectively.

================================================================================
FUND HIGHLIGHT
================================================================================

We continue to focus on high-quality emerging growth small-capitalization stocks with the belief that, despite their inherent volatility, small-capitalization companies offer investors significant potential for total return over the long term.



================================================================================
NASDAQ SYMBOL
================================================================================

           Class A                      HSEAX
           Class B                      HSPEX
           Class L                      HSELX



================================================================================
What's Inside
================================================================================

Shareholder Letter ......................................................    1

Historical Performance ..................................................    4

Smith Barney Special Equities Fund
at a Glance .............................................................    7

Schedule of Investments .................................................    8

Statement of Assets and Liabilities .....................................   14

Statement of Operations .................................................   15

Statements of Changes in Net Assets .....................................   16

Notes to Financial Statements ...........................................   17

Financial Highlights ....................................................   21

Additional Shareholder Information ......................................   24

================================================================================
Shareholder Letter
================================================================================



[PHOTO]                        [PHOTO]


HEATH B.                       GEORGE V.
MCLENDON                       NOVELLO

Chairman                       Vice President and
                               Investment Officer






Dear Shareholder:

Presented for your review is the semi-annual report for the Smith Barney Special Equities Fund ("Fund") for the period ended June 30, 1998. In this report, we briefly discuss stock market conditions and outline our investment strategy. A more detailed summary of performance and current holdings can be found in the appropriate sections that follow.

A Classic Series Fund

The Special Equities Fund is part of the Classic Series of Smith Barney Mutual Funds. Classic Series Funds are mutual funds, whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series can invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update and Investment Strategy

For the six months ended June 30, 1998, the Smith Barney Special Equities Fund's Class A shares without sales charges returned 9.73% which compares favorably to the 4.93% return for the Russell 2000 Index during the same period. (The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or Nasdaq stock exchanges.)

The Fund's gains were registered principally through continued strength in our technology stocks such as Metromedia Fiber (a fiber optic communications network in New York) and Winstar (a comprehensive voice and data telecommunications business servicing business and individuals). In addition, the Fund's holdings in Starbucks (a specialty coffee roaster and retailer) and Beringer Wines (a top-seller of premium wines in the United States) also performed admirably.

We also took the opportunity to reduce or eliminate positions in stocks that we deemed had potential problems. Included among those stocks were Manugistics Group, a provider of supply chain management software, that monitors and controls the flow of products from raw materials to finished goods. We were fortunate enough to sell sizeable positions before the major decline in the stock caused by disappointing earnings. N2K, an on-line seller of music CDs, cassettes and related merchandise through various websites, was also sold as both earnings losses widened and its Internet competition intensified. Ashworth, a company that designs and sells high-quality sports apparel, was eliminated from the Fund's portfolio when its earnings were negatively impacted by production problems.

Also contributing to the Fund's relative success during the reporting period were Filenet, a company that develops computer-based imaging and workflow document managing systems. Safeskin, the leading maker of disposable latex and powder-free examination gloves, was also a strong contributor to performance.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             1

We continue to focus on high-quality emerging growth stocks with the belief that, despite their inherent volatility, small-capitalization companies offer investors significant potential for total return over the long term. In selecting investments for the Fund, we search for companies with sound fundamentals and strong earnings growth. Moreover, we favor relatively new companies that appear poised for a sustained period of growth or established companies entering a new stage of rapid earnings growth due to a change in direction, management or new products technology.

In addition to our in-depth fundamental analysis of companies to identify stocks that we believe possess superior appreciation potential, we also utilize a quantitative investment approach designed to mitigate the price volatility inherent in small cap stocks relative to the major indices. This strategy has meant that the Fund will have holdings in a larger number of companies than in the past. However, the combination of reduced volatility potential with a fundamental research effort to uncover emerging growth companies should result in a return stream that may be both more consistent and superior to our competitors over the long term.

Market Update

Large-capitalization growth stocks continued to lead the U.S. equity markets during the period under review and the broader markets reflect the ongoing strength in larger-cap names. Yet, for some time now, this performance has been centered in only a handful of stocks. In fact, an article in a recent issue of a major financial magazine noted that four stocks --Microsoft, Intel, Cisco and Dell Computers --represent 25% of the Nasdaq Index. In essence, some 5,400 or so other Nasdaq companies represent the remaining 75% of the Index.

Moreover, we think that continued large inflows of cash into U.S. mutual funds has increased the pressure on many portfolio managers to own larger-cap companies. Why? Because when market uncertainties grow, large-cap stocks tend to be more liquid and easier to sell. All of these factors have made large-cap stocks more attractive. Not surprisingly, all of these trends have negatively affected the small-cap stock sector. Combined with a growing concern that earnings growth could slow has caused the markets to give up some ground --another reason for the relatively poor small cap performance.

Small-Cap Market Outlook

Despite low valuations and relatively stronger earnings growth, small-cap stocks have continued to underperform their larger-cap brethren. When will this situation change? We don't know. However, we do believe this may be an opportune time for long-term investors who can tolerate significant short-term fluctuations to purchase small-cap stocks for the first time or to add to their existing small-cap holdings. In our opinion, we think that small-cap stocks are very attractive right now due to their low valuations and strong earnings.

In closing, we would like to thank you once again for your investment in Smith Barney Special Equities Fund.



Sincerely,

/s/ Heath B. McLendon          /s/ George V. Novello

Heath B. McLendon.             George V. Novello
Chairman                       Vice President and
                               Investment Officer


July 27, 1998


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

================================================================================
 Top Ten Holdings*                                           As of June 30, 1998
================================================================================
 1. Starbucks Corp.                                                         3.1%
-------------------------------------------------------------------------------
 2. Safeskin Corp.                                                          3.0
-------------------------------------------------------------------------------
 3. Abercrombie & Fitch Co.                                                 2.6
-------------------------------------------------------------------------------
 4. Uniphase Corp.                                                          2.5
-------------------------------------------------------------------------------
 5. Beringer Wine Estates Holdings, Inc.                                    2.3
-------------------------------------------------------------------------------
 6. Winstar Communications, Inc.                                            2.1
-------------------------------------------------------------------------------
 7. Chancellor Media Corp.                                                  2.1
-------------------------------------------------------------------------------
 8. Abacus Direct Corp.                                                     2.1
-------------------------------------------------------------------------------
 9. Metromedia Fiber Network, Inc.                                          2.0
-------------------------------------------------------------------------------
10. American Italian Pasta Co.                                              1.9
-------------------------------------------------------------------------------

* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             3

===================================================================================================================================
Historical Performance -- Class A Shares
===================================================================================================================================

                                      Net Asset Value
                                --------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Period Ended                    of Period        of Period        Dividends       Distributions      of Capital       Returns(1)
===================================================================================================================================
6/30/98                          $26.52           $29.10            $0.00            $0.00             $0.00            9.73%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/97                          28.11            26.52             0.00             0.00              0.00           (5.66)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                          30.44            28.11             0.00             0.28              0.36           (5.81)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                          19.10            30.44             0.00             0.76              0.00           63.48
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                          20.23            19.10             0.00             0.00              0.00           (5.59)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/93                          15.47            20.23             0.00             0.33              0.00           32.90
-----------------------------------------------------------------------------------------------------------------------------------
Inception*--12/31/92              14.13            15.47             0.00             0.00              0.00            9.48+
===================================================================================================================================
  Total                                                             $0.00            $1.37             $0.36
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class B Shares
===================================================================================================================================

                                     Net Asset Value
                                --------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Period Ended                    of Period        of Period        Dividends       Distributions      of Capital       Returns(1)
===================================================================================================================================
6/30/98                          $25.54           $27.92            $0.00            $0.00             $0.00            9.32%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/97                          27.28            25.54             0.00             0.00              0.00           (6.38)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                          29.76            27.28             0.00             0.28              0.36           (6.44)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                          18.82            29.76             0.00             0.76              0.00           62.30
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                          20.08            18.82             0.00             0.00              0.00           (6.27)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/93                          15.47            20.08             0.00             0.33              0.00           31.93
-----------------------------------------------------------------------------------------------------------------------------------
12/31/92                          14.18            15.47             0.00             0.00              0.00            9.10
-----------------------------------------------------------------------------------------------------------------------------------
12/31/91                           9.82            14.18             0.00             0.00              0.03           44.76
-----------------------------------------------------------------------------------------------------------------------------------
12/31/90                          13.77             9.82             0.29             0.23              0.02          (24.71)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/89                          12.04            13.77             0.27             0.00              0.24           18.60
-----------------------------------------------------------------------------------------------------------------------------------
12/31/88                          11.48            12.04             0.55             0.30              0.00           12.60
===================================================================================================================================
  Total                                                             $1.11            $1.90             $0.65
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class L Shares
===================================================================================================================================

                                      Net Asset Value
                                --------------------------
                                Beginning           End            Income         Capital Gain         Return           Total
Period Ended                    of Period        of Period        Dividends       Distributions      of Capital       Returns(1)
===================================================================================================================================
6/30/98                          $25.54           $27.92            $0.00            $0.00             $0.00            9.32%+
-----------------------------------------------------------------------------------------------------------------------------------
12/31/97                          27.28            25.54             0.00             0.00              0.00           (6.38)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/96                          29.77            27.28             0.00             0.28              0.36           (6.44)
-----------------------------------------------------------------------------------------------------------------------------------
12/31/95                          18.82            29.77             0.00             0.76              0.00           62.35
-----------------------------------------------------------------------------------------------------------------------------------
12/31/94                          20.08            18.82             0.00             0.00              0.00           (6.27)
-----------------------------------------------------------------------------------------------------------------------------------
Inception*--12/31/93              22.62            20.08             0.00             0.33              0.00           (9.77)+
===================================================================================================================================
  Total                                                             $0.00            $1.37             $0.36
===================================================================================================================================

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

===================================================================================================================================
Historical Performance -- Class Y Shares
===================================================================================================================================

                                      Net Asset Value
                                --------------------------
                       Beginning           End            Income         Capital Gain       Return           Total
Period Ended           of Period        of Period        Dividends       Distributions    of Capital        Returns(1)
===================================================================================================================================
6/30/98               $   26.72        $   29.38        $    0.00       $    0.00       $    0.00            9.96%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                  28.21            26.72             0.00            0.00            0.00           (5.28)
------------------------------------------------------------------------------------------------------------------------------------
Inception*--12/31/96      28.99            28.21             0.00            0.28            0.36           (0.75)+
====================================================================================================================================
  Total                                                 $    0.00        $   0.28       $    0.36
===================================================================================================================================

===================================================================================================================================
Historical Performance -- Class Z Shares
===================================================================================================================================

                                     Net Asset Value
                                --------------------------
                      Beginning           End              Income       Capital Gain         Return           Total
Period Ended          of Period        of Period         Dividends      Distributions      of Capital       Returns(1)
===================================================================================================================================
6/30/98                 $26.76           $29.42            $0.00           $0.00             $0.00            9.94%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                 28.26            26.76             0.00            0.00              0.00           (5.31)
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                 30.46            28.26             0.00            0.28              0.36           (5.37)
------------------------------------------------------------------------------------------------------------------------------------
Inception*--12/31/95     26.49            30.46             0.00            0.76              0.00           17.95+
====================================================================================================================================
  Total                                                    $0.00           $1.04             $0.36
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

===================================================================================================================================
Average Annual Total Return
===================================================================================================================================

                                                                                  Without Sales Charge(1)
                                                          -------------------------------------------------------------------------
                                                          Class A          Class B          Class L         Class Y         Class Z
===================================================================================================================================
Six Months Ended 6/30/98+                                    9.73%            9.32%            9.32%           9.96%           9.94%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                           7.90             7.10             7.06            8.33            8.32
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                                    11.51            10.69              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                       N/A            10.22              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                                  14.92             9.65             5.98            1.38            5.62
===================================================================================================================================

                                                                                  Without Sales Charge(2)
                                                          -------------------------------------------------------------------------
                                                          Class A          Class B          Class L         Class Y         Class Z
===================================================================================================================================
Six Months Ended 6/30/98+                                    4.23%            4.32%            7.22%           9.96%           9.94%
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                           2.50             2.10             5.00            8.33            8.32
-----------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                                    10.38            10.56              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                       N/A            10.22              N/A             N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                                  13.88             9.65             5.76            1.38            5.62
===================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             5

===============================================================================
Cumulative Total Return
===============================================================================

                                                         Without Sales Charge(1)
===============================================================================
Class A (Inception* through 6/30/98)                            119.00%
-------------------------------------------------------------------------------
Class B (6/30/88 through 6/30/98)                               164.70
-------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                             31.42
-------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                              3.37
-------------------------------------------------------------------------------
Class Z (Inception* through 6/30/98)                             16.20
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, December 13, 1982, October 18, 1993, January 31, 1996 and October 2, 1995, respectively.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Special Equities Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Special Equities Fund vs. the Standard & Poor's 500 Index and the Russell 2000 Index+

--------------------------------------------------------------------------------
                             June 1988 -- June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Smith Barney          Standard & Poor's          Russell 2000
               Special Equities Fund        500 Index                  Index
               ---------------------     ----------------           ------------
Jun 1988              $ 10,000               $ 10,000                 $ 10,000
Dec 1988              $  9,768               $ 10,343                 $  9,846
Dec 1989              $ 11,585               $ 13,615                 $ 11,448
Dec 1990              $  8,723               $ 13,192                 $  9,217
Dec 1991              $ 12,627               $ 17,203                 $ 13,462
Dec 1992              $ 13,775               $ 18,513                 $ 15,940
Dec 1993              $ 18,174               $ 20,374                 $ 18,949
Dec 1994              $ 17,033               $ 20,642                 $ 18,604
Dec 1995              $ 27,645               $ 28,389                 $ 23,898
Dec 1996              $ 25,863               $ 34,904                 $ 27,841
Dec 1997              $ 24,213               $ 46,548                 $ 34,067
Jun 1998              $ 26,470               $ 54,796                 $ 35,747

+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.



Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Broadcasting                                 3.6%
Business Services                            9.5%
Communications                              10.8%
Food & Beverages                             5.9%
Health Care                                  7.3%
Pharmaceuticals/Medical Products             4.6%
Restaurant                                   5.1%
Retail                                      10.2%
Semiconductors/Components                    5.8%
Software                                    17.8%
Other                                       19.4%

*    As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement                         6.6%
Common Stock and Warrants                   93.4%

**   As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             7

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                    June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
COMMON STOCK -- 93.4%
Advertising -- 0.6%
              47,800       Advo, Inc.                                                                                  $ 1,347,363
              57,600       Outdoor Systems, Inc.+                                                                        1,612,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,960,163
------------------------------------------------------------------------------------------------------------------------------------
Auto/Truck Parts -- 0.6%
              49,200       Hayes Lemmerz International, Inc.+                                                            1,955,700
              47,800       Wabash National Corp.                                                                         1,230,850
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,186,550
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 3.4%
              13,900       BET Holdings, Inc.+                                                                             874,831
             200,000       Chancellor Media Corp.+                                                                       9,931,250
              23,700       Heftel Broadcasting Corp., Class A Shares+                                                    1,060,575
              29,000       Jacor Communications, Inc.+*                                                                  1,711,000
             100,000       Univision Communications, Inc.+                                                               3,725,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,302,656
------------------------------------------------------------------------------------------------------------------------------------
Building & Building Products -- 0.4%
              45,800       Centex Construction Products, Inc.                                                            1,763,300
              18,000       Oakwood Homes Corp.*                                                                            540,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,303,300
------------------------------------------------------------------------------------------------------------------------------------
Business Services -- 8.9%
             190,000       Abacus Direct Corp.+                                                                          9,868,125
              21,600       Applied Graphics Technologies, Inc.+                                                            988,200
              30,700       Billing Concepts Corp.+                                                                         475,850
             200,000       Brightstar Information Technology Group, Inc.+                                                2,775,000
             100,000       Caliber Learning Network, Inc.+                                                               1,537,500
             100,000       Charles Rivers Associates, Inc.+                                                              2,500,000
             200,000       Ciber, Inc. +                                                                                 7,600,000
              29,600       Cort Business Services Corp.+                                                                   932,400
              24,500       CSG Systems International, Inc.+                                                              1,148,438
             200,000       Ingram Micro Inc., Class A Shares+                                                            8,850,000
              29,900       Iron Mountain, Inc.+                                                                          1,338,025
              58,700       McGrath Rent Corp.                                                                            1,240,038
              49,500       On Assignment, Inc.+                                                                          1,729,406
              50,000       Provant, Inc.+                                                                                  918,750
              68,200       Renaissance Worldwide, Inc.+*                                                                 1,483,350
              63,565       Romac International, Inc.+                                                                    1,930,787
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        45,315,869
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 1.0%
             100,000       Agribiotech, Inc.+                                                                            2,768,750
              84,800       Lilly Industries, Inc.                                                                        1,833,800
              38,400       NL Industries, Inc.                                                                             768,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,370,550
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
Communications -- 10.1%
              65,200       Brightpoint, Inc.+                                                                          $   945,400
              32,400       Cablevision Systems Corp., Class A Shares+*                                                   2,705,400
             135,000       Com21, Inc.+                                                                                  2,868,750
             125,000       DSET Corp.+                                                                                   1,890,625
             210,000       Metromedia Fiber Network, Inc.+                                                               9,791,250
              17,300       P-Com, Inc.+                                                                                    158,403
             139,500       Paging Network, Inc.+                                                                         1,953,000
              39,100       Premisys Communications, Inc.+                                                                  972,613
              60,600       Skytel Communications, Inc.+*                                                                 1,418,419
              24,700       Superior Telecom, Inc.                                                                        1,028,138
             190,200       Uniphase Corp.+                                                                              11,940,994
              26,400       United States Cellular Corp.+*                                                                  811,800
              76,500       West Teleservices Co.+                                                                          927,563
              63,500       Western Wireless Corp.+*                                                                      1,266,031
             232,500       Winstar Communications, Inc.+*                                                                9,982,969
             100,000       World Access, Inc.+                                                                           3,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        51,661,355
------------------------------------------------------------------------------------------------------------------------------------
Computer Services -- 2.4%
              57,800       Checkfree Holdings Corp.+                                                                     1,701,488
              30,700       Computer Horizons Corp.+                                                                      1,137,819
              39,000       Factset Research Systems, Inc.+                                                               1,267,500
              51,700       International Network Services+                                                               2,119,700
             125,000       Manhattan Associates, Inc.+                                                                   2,601,563
              56,900       Sabre Group Holdings, Inc.+                                                                   2,162,200
              19,200       Shared Medical Systems Corp.*                                                                 1,410,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,400,270
------------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging -- 0.6%
              85,350       Shorewood Packaging Corp.+                                                                    1,354,931
              65,200       ZERO Corp.                                                                                    1,850,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,204,981
------------------------------------------------------------------------------------------------------------------------------------
Electronics - Semiconductors/Components -- 5.4%
              40,800       AFC Cable Systems, Inc.+                                                                      1,448,400
              24,400       Amphenol Corp., Class A Shares+                                                                 951,600
              31,200       Berg Electronics Corp.+                                                                         610,350
              80,980       CHS Electronics, Inc.+*                                                                       1,447,518
              21,700       Cohu, Inc.                                                                                      527,581
              39,200       The DII Group, Inc.+                                                                            668,850
              11,100       Dynatech Corp.+                                                                                  34,688
              22,200       Etec Systems, Inc.+                                                                             781,163
              75,000       Genesis Microchip, Inc.+                                                                        595,313
               3,000       Genrad, Inc.+                                                                                    59,250
              41,600       Kulicke & Soffa Industries, Inc. +                                                              707,200
              33,800       Micrel, Inc.+                                                                                 1,098,500
             200,000       MMC Networks, Inc.+                                                                           6,375,000
              36,300       Network Appliance, Inc.                                                                       1,413,431


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                             9

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
Electronics - Semiconductors/Components -- 5.4% (continued)
              39,100       PMC Sierra, Inc.+*                                                                          $ 1,832,813
              29,000       Recoton Corp.+                                                                                  971,500
              39,400       Remec, Inc.+                                                                                    448,175
              36,600       Sanmina Corp. +                                                                               1,587,525
             500,000       SRS Labs, Inc. +                                                                              2,968,750
              33,300       Waters Corp.+                                                                                 1,962,619
              92,200       X-Rite, Inc.                                                                                  1,261,988
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,752,214
------------------------------------------------------------------------------------------------------------------------------------
Entertainment & Leisure -- 0.7%
              50,000       Action Performance Co.+                                                                       1,609,375
             100,000       Callaway Golf Co.*                                                                            1,968,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,578,125
------------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 2.9%
              69,800       Americredit Corp.+                                                                            2,490,988
              62,600       Delta Financial Corp.+*                                                                       1,150,275
              35,000       Firstfed Financial Corp.+                                                                     1,820,000
              92,200       Hilb, Rogal & Hamilton Co.                                                                    1,440,625
              42,750       Imperial Bancorp+                                                                             1,282,500
              61,000       Imperial Credit Industries, Inc.+                                                             1,433,500
              40,000       NCO Group, Inc.+                                                                                880,000
              86,600       Ocean Financial Corp.                                                                         1,656,225
              79,950       Raymond James Financial Corp.                                                                 2,393,503
               7,700       Triangle Bancorp, Inc.                                                                          241,588
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,789,204
------------------------------------------------------------------------------------------------------------------------------------
Foods & Beverages -- 5.6%
             250,000       American Italian Pasta Co.+                                                                   9,312,500
             250,000       Beringer Wine Estates Holdings, Inc.+                                                        11,015,625
              43,200       Interstate Bakeries Corp.*                                                                    1,433,700
              50,000       Keebler Foods Co.+                                                                            1,375,000
              73,200       Lance, Inc.                                                                                   1,637,850
              42,700       Smithfield Foods, Inc.+                                                                       1,302,350
              22,500       Suiza Foods Corp.+*                                                                           1,342,969
              47,400       Triarc Cos.                                                                                   1,039,838
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,459,832
------------------------------------------------------------------------------------------------------------------------------------
Gas & Oil Exploration -- 2.8%
              49,900       BJ Services Co.+                                                                              1,450,219
              11,500       Devon Energy Corp.                                                                              401,781
             200,000       Drill-Quip Inc.+                                                                              5,250,000
              37,100       EVI Weatherford, Inc.+                                                                        1,377,338
              54,100       Input/Output, Inc.+                                                                             963,656
              25,300       Newfield Exploration Co.+                                                                       629,338
             108,500       Parker Drilling Co.+                                                                            766,281
              41,300       St. Mary Land & Exploration Co.                                                                 996,363
              74,000       Swift Energy Co.+*                                                                            1,179,375
              60,800       Tuboscope, Inc.+                                                                              1,200,800
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,215,151
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
Health Care -- 6.8%
              50,900       Alkermes, Inc.+                                                                             $   909,838
              59,600       Atria Communities, Inc.+                                                                      1,028,100
              57,500       Cerner Corp.+                                                                                 1,627,969
              63,200       Concentra Managed Care, Inc.+*                                                                1,643,200
              28,400       Cooper Companies, Inc.+                                                                       1,034,825
              24,400       Dentsply International, Inc.*                                                                   610,000
              40,800       Human Genome Sciences, Inc.+                                                                  1,456,050
              91,200       ICOS Corp.+*                                                                                  1,744,200
              62,900       Integrated Health Services, Inc.*                                                             2,358,750
              54,200       Medquist, Inc.+                                                                               1,565,025
              87,000       NBTY, Inc.+                                                                                   1,598,625
              33,800       Parexel International Corp.+                                                                  1,229,475
              58,600       Patterson Dental Co.+                                                                         2,146,225
             175,000       Promedco Management Co.+                                                                      1,793,750
             134,850       PSS World Medical, Inc.+*                                                                     1,972,181
             215,000       Quadramed Corp.+                                                                              5,872,188
              68,850       Res-Care, Inc.+*                                                                              1,269,422
              40,000       Rexall Sundown, Inc.+*                                                                        1,410,000
              33,800       Sunrise Assisted Living, Inc.+*                                                               1,161,875
              71,000       Total Renal Care Holdings, Inc.+                                                              2,449,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        34,881,198
------------------------------------------------------------------------------------------------------------------------------------
Hotels/Motels -- 0.6%
              28,200       Capstar Hotel Co.+                                                                              789,600
              72,000       Prime Hospitality Corp.                                                                       1,255,500
              29,000       Promus Hotel Corp.+                                                                           1,116,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,161,600
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 2.0%
              75,000       Ashworth, Inc.+                                                                               1,040,625
             150,000       Happy Kids, Inc.+                                                                             2,062,500
              56,900       Hexcel Corp.*                                                                                 1,287,363
              59,400       Kaydon Corp.                                                                                  2,097,563
              43,200       Robbins & Myers, Inc.*                                                                        1,255,500
              49,400       SLI, Inc.                                                                                     1,290,575
             150,000       Ultralife Batteries, Inc.                                                                     1,275,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        10,309,126
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals/Medical Products -- 4.3%
              42,800       Alpharma, Inc.*                                                                                 941,600
              49,000       Arterial Vascular Engineering, Inc.+                                                          1,751,750
              19,950       ICN Pharmaceuticals, Inc.                                                                       911,466
              25,300       Medicis Pharmaceuticals Corp., Class A Shares+*                                                 923,450
             349,400       Safeskin Corp.+*                                                                             14,369,075
              69,600       Thermotrex Corp.+                                                                             1,191,900
             115,000       Trex Medical Corp.+                                                                           1,897,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,986,741
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            11

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
Printing & Publishing -- 0.9%
              51,400       Day Runner, Inc.+                                                                           $ 1,294,638
              32,500       Lexmark International Group, Inc., Class A Shares+                                            1,982,500
              61,600       Merrill Corp.                                                                                 1,359,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,636,188
------------------------------------------------------------------------------------------------------------------------------------
Real Estate -- 1.1%
              25,800       Forest City Enterprises, Inc., Class A Shares                                                 1,527,038
              45,599       Glenborough Realty Trust, Inc.                                                                1,202,674
              64,500       JP Realty, Inc.                                                                               1,519,781
              91,500       Saul Centers, Inc.                                                                            1,584,094
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,833,587
------------------------------------------------------------------------------------------------------------------------------------
Restaurant -- 4.8%
              43,600       CKE Restaurants, Inc.*                                                                        1,798,500
             800,000       Planet Hollywood International, Inc., Class A Shares+*                                        5,600,000
              61,100       Showbiz Pizza Time, Inc.+                                                                     2,463,094
             275,000       Starbucks Corp.+                                                                             14,695,313
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,556,907
------------------------------------------------------------------------------------------------------------------------------------
Retail -- 9.5%
             287,000       Abercrombie & Fitch Co., Class A Shares+*                                                    12,628,000
              84,200       Family Dollar Stores, Inc.                                                                    1,557,700
             126,000       Guitar Center, Inc. +                                                                         3,795,750
             275,000       Pier 1 Imports, Inc.                                                                          6,565,625
              53,300       Proffitt's, Inc.+                                                                             2,151,988
             120,000       Restoration Hardware, Inc.+                                                                   3,015,000
             100,000       Ross Stores, Inc. +                                                                           4,300,000
             124,100       Stride Rite Corp.                                                                             1,869,256
              19,650       U.S. Office Products Co.+                                                                       383,175
              48,300       Viking Office Products, Inc.+                                                                 1,515,413
              33,800       Wet Seal, Inc., Class A Shares+                                                               1,081,600
              21,100       Whole Foods Market, Inc.+                                                                     1,276,550
             270,000       Williams-Sonoma, Inc.+                                                                        8,589,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        48,729,432
------------------------------------------------------------------------------------------------------------------------------------
Software -- 16.7%
              42,800       Advent Software, Inc.+                                                                        1,797,600
              43,300       Analysts International Corp.                                                                  1,228,638
             320,000       Applied Voice Technology, Inc.+                                                               7,360,000
              40,500       Aspen Technology, Inc.+                                                                       2,045,250
              38,400       Avid Technology, Inc.+                                                                        1,286,400
             250,000       Bea Systems, Inc.+                                                                            5,734,375
              29,800       Citrix Systems, Inc.+                                                                         2,037,575
             260,000       Concord Communications, Inc.+                                                                 6,646,250
              26,900       Dialogic Corp.+                                                                                 800,275
             300,000       Filenet Corp.+                                                                                8,662,500
              26,850       Information Management Resources, Inc.+                                                         907,866
                 600       Inktomi Corp.+                                                                                   23,850
             175,000       Learning Company, Inc.+                                                                       5,184,375
             200,000       Legato Systems, Inc.+                                                                         7,800,000
              22,500       Lycos, Inc.+*                                                                                 1,695,938


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)(continued)                                                                         June 30, 1998
====================================================================================================================================

            SHARES                        SECURITY                                                                        VALUE
====================================================================================================================================
Software -- 16.7% (continued)
              36,500       Mercury Interactive Corp.+                                                                 $  1,628,813
             150,000       Networks Associates, Inc.+                                                                    7,181,250
             155,600       Platinum Technology, Inc.+*                                                                   4,444,325
              32,400       Sapient Corp.+                                                                                1,709,100
              49,000       Siebel Systems, Inc.+                                                                         1,580,250
             160,000       Software.net Corp.+                                                                           3,060,000
              36,100       Sterling Commerce, Inc.+                                                                      1,750,850
              57,800       Symantec Corp.+*                                                                              1,510,025
             110,000       Transaction Systems Architects, Inc.+                                                         4,235,000
              45,450       Veritas Software Corp.+*                                                                      1,880,494
              37,800       Visio Corp.+                                                                                  1,804,950
              37,100       Wind River Systems, Inc.+                                                                     1,330,963
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        85,326,912
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.4%
               6,800       Airborne Freight Corp.                                                                          237,575
              40,000       Expeditors International of Washington, Inc.                                                  1,760,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,997,575
------------------------------------------------------------------------------------------------------------------------------------
Waste Disposal -- 0.6%
              69,200       Allied Waste Industries, Inc.+*                                                               1,660,800
              46,100       Superior Services, Inc.+                                                                      1,385,873
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,046,673
------------------------------------------------------------------------------------------------------------------------------------
Wholesale -- 0.3%
              25,100       United Stationers, Inc.                                                                       1,625,229
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL COMMON STOCK
                           (Cost-- $387,554,992)                                                                       478,591,388
====================================================================================================================================
WARRANTS -- 0.0%
                 696       Jan Bell Marketing Inc., Expire 12/16/98+
                           (Cost-- $0)                                                                                           7
====================================================================================================================================

             FACE
            AMOUNT                                   SECURITY                                                           VALUE
====================================================================================================================================
REPURCHASE AGREEMENT -- 6.6%
         $33,674,000       Goldman, Sachs & Co., 5.645% due 7/1/98;
                           Proceeds at maturity -- $33,679,281; (Fully collateralized by
                           U.S. Treasury Notes, 5.375% due 6/30/00;
                           Market value -- $34,363,493)
                           (Cost-- $33,674,000)                                                                         33,674,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $421,228,992**)                                                                    $512,265,395
====================================================================================================================================

+    Non-income producing security.

*    A portion of the security is on loan (See Note 7).

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            13

======================================================================================
Statement of Assets and Liabilities (unaudited)                         June 30, 1998
======================================================================================
ASSETS:
     Investments, at value (Cost-- $421,228,992)                          $512,265,395
     Collateral for securities on loan (Note 7)                             51,974,820
     Receivable for securities sold                                          2,360,914
     Receivable for Fund shares sold                                           264,524
     Dividends and interest receivable                                         153,261
--------------------------------------------------------------------------------------
     Total Assets                                                          567,018,914
--------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 7)                                51,974,820
     Payable for securities purchased                                        2,637,596
     Payable to bank                                                           917,325
     Investment advisory fees payable                                          228,950
     Administration fees payable                                                82,447
     Distribution fees payable                                                  55,476
     Payable for Fund shares purchased                                          13,720
     Accrued expenses                                                          397,687
--------------------------------------------------------------------------------------
     Total Liabilities                                                      56,308,021
--------------------------------------------------------------------------------------
Total Net Assets                                                          $510,710,893
======================================================================================
NET ASSETS:
     Par value of capital shares                                          $     17,807
     Capital paid in excess of par value                                   403,537,939
     Accumulated net investment loss                                        (1,998,090)
     Accumulated net realized gain on security transactions                 18,116,834
     Net unrealized appreciation of investments                             91,036,403
======================================================================================
Total Net Assets                                                          $510,710,893
======================================================================================

Shares Outstanding:
     Class A                                                                 6,208,692
     ---------------------------------------------------------------------------------
     Class B                                                                 6,861,726
     ---------------------------------------------------------------------------------
     Class L                                                                   489,338
     ---------------------------------------------------------------------------------
     Class Y                                                                 3,814,113
     ---------------------------------------------------------------------------------
     Class Z                                                                   432,738
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                             $29.10
     ---------------------------------------------------------------------------------
     Class B*                                                                   $27.92
     ---------------------------------------------------------------------------------
     Class L**                                                                  $27.92
     ---------------------------------------------------------------------------------
     Class Y (and redemption price)                                             $29.38
     ---------------------------------------------------------------------------------
     Class Z (and redemption price)                                             $29.42
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share
     Class A (net asset value plus 5.26% of net asset value per share)          $30.63
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $28.20
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended June 30, 1998
================================================================================
INVESTMENT INCOME:
     Interest                                                     $   1,312,351
     Dividends                                                          388,246
-------------------------------------------------------------------------------
     Total Investment Income                                          1,700,597
-------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                1,403,004
     Distribution fees (Note 2)                                       1,351,424
     Administration fees (Note 2)                                       510,183
     Shareholder and system servicing fees                              236,885
     Shareholder communications                                          65,310
     Registration fees                                                   49,589
     Custody                                                             22,017
     Directors' fees                                                     21,919
     Audit and legal                                                     16,737
     Other                                                                6,738
-------------------------------------------------------------------------------
     Total Expenses                                                   3,683,806
-------------------------------------------------------------------------------
Net Investment Loss                                                  (1,983,209)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED Gain (Loss)
ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                          460,040,606
       Cost of securities sold                                      391,311,256
-------------------------------------------------------------------------------
     Net Realized Gain                                               68,729,350
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                          108,735,832
       End of period                                                 91,036,403
-------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                        (17,699,429)
-------------------------------------------------------------------------------
Net Gain on Investments                                              51,029,921
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  49,046,712
===============================================================================


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            15

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                                1998             1997
========================================================================================
OPERATIONS:
     Net investment loss                                  $  (1,983,209)   $  (6,449,871)
     Net realized gain (loss)                                68,729,350      (40,421,604)
     Increase (decrease) in net unrealized appreciation     (17,699,429)       8,970,299
----------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations       49,046,712      (37,901,176)
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                           --               --
     Net realized gains                                              --               --
----------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                --               --
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                       500,256,513      582,676,285
     Cost of shares reacquired                             (599,151,116)    (716,903,253)
----------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                             (98,894,603)    (134,226,968)
----------------------------------------------------------------------------------------
Decrease in Net Assets                                      (49,847,891)    (172,128,144)

NET ASSETS:
     Beginning of period                                    560,558,784      732,686,928
----------------------------------------------------------------------------------------
     End of period*                                       $ 510,710,893    $ 560,558,784
========================================================================================
* Includes accumulated net investment loss of:              $(1,998,090)        $(14,881)
========================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Special Equities Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and six other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth Fund), Smith Barney Investment Grade Bond Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports except for Smith Barney Hansberger Global Value and Global Small Cap Value Funds whose annual reports are dated April 30, 1998, and semi-annual reports will be dated October 31, 1998.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $6,441,952 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Portfolio pays MMC an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SB received brokerage commissions of $18,566.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998,

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            17

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 1998, SB received sales charges of approximately $50,000 and $1,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately.

                                     Class A           Class B           Class L
================================================================================
CDSCs                               $634,000            $7,000            $1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred were:

                                               Class A      Class B      Class L
================================================================================
Distribution Plan Fees                        $210,044   $1,064,211      $77,169
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $352,501,010
--------------------------------------------------------------------------------
Sales                                                                460,040,606
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                     $ 124,937,177
Gross unrealized depreciation                                       (33,900,774)
-------------------------------------------------------------------------------
Net unrealized appreciation                                       $  91,036,403
===============================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.  Capital Shares

At June 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998 the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                                                       Amount
================================================================================
Class A                                                             $108,668,240
--------------------------------------------------------------------------------
Class B                                                              151,407,832
--------------------------------------------------------------------------------
Class L                                                               14,817,677
--------------------------------------------------------------------------------
Class Y                                                              115,985,031
--------------------------------------------------------------------------------
Class Z                                                               12,676,966
================================================================================


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Transactions in shares of each class were as follows:

                                                           Six Months                                      Year Ended
                                                       Ended June 30, 1998                              December 31, 1997
                                               -------------------------------------           -------------------------------------
                                                  Shares                   Amount                Shares                  Amount
====================================================================================================================================
Class A
Shares sold                                     17,101,126             $ 478,995,490            16,896,856           $ 456,165,866
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                (17,562,451)             (492,993,515)          (18,672,368)           (507,105,631)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (461,325)            $ (13,998,025)           (1,775,512)          $ (50,939,765)
====================================================================================================================================
Class B
Shares sold                                        258,494             $ 7,009,779             1,840,814             $  48,152,441
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                 (2,960,163)              (78,816,468)           (5,555,378)           (145,731,101)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                    (2,701,669)            $ (71,806,689)           (3,714,564)          $ (97,578,660)
====================================================================================================================================
Class L+
Shares sold                                         43,575             $   1,164,472               295,802           $   7,645,773
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                   (287,496)               (7,633,153)             (533,187)            (13,995,758)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (243,921)            $  (6,468,681)             (237,385)          $  (6,349,985)
====================================================================================================================================
Class Y
Shares sold                                        424,604             $  11,747,279             2,450,057           $  65,702,742
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                   (590,150)              (15,400,000)           (1,800,027)            (47,481,247)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (165,546)            $  (3,652,721)              650,030           $  18,221,495
====================================================================================================================================
Class Z
Shares sold                                         48,392             $   1,339,493               181,226           $   5,009,463
Shares issued on reinvestment                           --                        --                    --                      --
Shares redeemed                                   (151,596)               (4,307,980)              (93,713)             (2,589,516)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (103,204)            $  (2,968,487)               87,513           $   2,419,947
====================================================================================================================================

+    On June 12, 1998, Class C shares were renamed as Class L shares.

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


6.   Capital Loss Carryforward

At December 31, 1997, the Portfolio had, for Federal income tax purposes, approximately $48,171,000 of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on December 31 of the year indicated:

                                                    2004                 2005
================================================================================
Carryforward Amounts                             $8,173,000          $39,998,000
================================================================================

7.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Portfolio and common stocks having a value of approximately $50,101,493 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
  Banque Paribas, 6.500% due 7/1/98                                  $11,607,953
  Deutsche Bank, 7.000% due 7/1/98                                     9,437,358
  Svenska Handelsbank, 6.500% due 7/1/98                               9,437,358
  Toronto Dominion Euro, 6.500% due 7/1/98                             9,437,358
Repurchase Agreements:
  Goldman, Sachs & Co., 6.250% due 7/1/98                              5,920,510
  Morgan Stanley, 6.250% due 7/1/98                                    6,134,283
--------------------------------------------------------------------------------
Total                                                                $51,974,820
================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class A Shares                                  1998(1)          1997           1996(2)        1995           1994(2)      1993(2)
===================================================================================================================================
Net Asset Value, Beginning of Period            $26.52           $28.11         $30.44         $19.10         $20.23         $15.47
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.07)           (0.21)         (0.19)         (0.27)         (0.13)         (0.08)
   Net realized and unrealized gain (loss)        2.65            (1.38)         (1.50)         12.37          (1.00)          5.17
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.58            (1.59)         (1.69)         12.10          (1.13)          5.09
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                               --               --          (0.28)         (0.76)            --          (0.33)
   Capital                                          --               --          (0.36)            --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --               --          (0.64)         (0.76)            --          (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $29.10           $26.52         $28.11         $30.44         $19.10         $20.23
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                      9.73%++         (5.66)%        (5.81)%        63.48%         (5.59)%        32.90%
Net Assets, End of Period (000s)              $180,673         $176,889       $237,435       $159,316       $101,052        $50,121
Ratios to Average Net Assets:
   Expenses                                       1.20%+           1.20%          1.17%          1.43%          1.49%          1.67%
   Net investment loss                           (0.53)+          (0.67)         (0.61)         (1.05)         (0.94)         (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             73%             145%           118%           113%           123%           112%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(3)                $0.05            $0.06          $0.06          $0.06             --             --
===================================================================================================================================

Class B Shares                                    1988(1)        1997          1996(2)         1995           1994(2)        1993(2)
===================================================================================================================================
Net Asset Value, Beginning of Period             $25.54           $27.28         $29.76         $18.82         $20.08        $15.47
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                            (0.26)           (0.45)         (0.41)         (0.37)         (0.27)        (0.20)
   Net realized and unrealized gain (loss)         2.64            (1.29)         (1.43)         12.07          (0.99)         5.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.38            (1.74)         (1.84)         11.70          (1.26)         4.94
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                --               --          (0.28)         (0.76)            --         (0.33)
   Capital                                           --               --          (0.36)            --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --               --          (0.64)         (0.76)            --         (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $27.92           $25.54         $27.28         $29.76         $18.82        $20.08
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                       9.32%++         (6.38)%        (6.44)%        62.30%         (6.27)%       31.93%
Net Assets, End of Period (000s)               $191,590         $244,258       $362,163       $171,081        $93,920      $138,401
Ratios to Average Net Assets:
   Expenses                                        1.95%+           1.94%          1.91%          2.04%          2.21%         2.34%
   Net investment loss                            (1.28)+          (1.41)         (1.36)         (1.61)         (1.66)        (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              73%             145%           118%           113%           123%          112%
-----------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (3)                $0.05            $0.06          $0.06          $0.06             --            --
===================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited)

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            21

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class L Shares(1)                               1998(2)          1997         1996(3)          1995        1994(3)        1993(3)(4)
====================================================================================================================================
Net Asset Value, Beginning of Period            $25.54          $27.28        $29.77          $18.82       $20.08         $22.62
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.28)          (0.45)        (0.41)          (0.42)       (0.25)         (0.16)
   Net realized and unrealized gain (loss)        2.66           (1.29)        (1.44)          12.13        (1.01)         (2.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.38           (1.74)        (1.85)          11.71        (1.26)         (2.21)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                               --              --         (0.28)          (0.76)          --          (0.33)
   Capital                                          --           (0.36)           --              --           --              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --              --         (0.64)          (0.76)          --          (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $27.92          $25.54        $27.28          $29.77       $18.82         $20.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                      9.32%++        (6.38)%       (6.44)%         62.35%       (6.27)%        (9.77)%++
Net Assets, End of Period (000s)               $13,663         $18,730       $26,480          $9,417       $1,528           $185
Ratios to Average Net Assets:
   Expenses                                       1.96%+          1.95%         1.90%           2.25%        2.15%          2.19%+
   Net investment loss                           (1.30)+         (1.42)        (1.34)          (1.79)       (1.60)         (0.98)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             73%            145%          118%            113%         123%           112%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions (5)               $0.05           $0.06         $0.06           $0.06           --             --
====================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(4)  For the period from October 18, 1993 (inception date) to December 31, 1993.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:


                                              Class Y Shares                                     Class Z Shares
                                   --------------------------------------       ----------------------------------------------------
                                    1998(1)       1997          1996(2)(3)      1998(1)        1997         1996(2)        1995(4)
====================================================================================================================================
Net Asset Value,
   Beginning of Period             $26.72         $28.21         $28.99          $26.76        $28.26        $30.46        $26.49
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
   Net investment gain (loss)       (0.01)         (0.09)         (0.08)           0.02         (0.08)        (0.08)        (0.06)
   Net realized and
     unrealized gain (loss)          2.67          (1.40)         (0.06)           2.64         (1.42)        (1.48)         4.79
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                   2.66          (1.49)         (0.14)           2.66         (1.50)        (1.56)         4.73
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                  --             --          (0.28)             --            --         (0.28)        (0.76)
   Capital                             --             --          (0.36)             --            --         (0.36)           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                    --             --          (0.64)             --            --         (0.64)        (0.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   End of Period                   $29.38         $26.72         $28.21          $29.42        $26.76        $28.26        $30.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return                         9.96%++       (5.28)%        (0.75)%++        9.94%++      (5.31)%       (5.37)%       17.95%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)          $112,055       $106,341        $93,938         $12,730       $14,341       $12,671        $5,364
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
   Net Assets:
   Expenses                          0.80%+         0.80%          0.82%+          0.81%+        0.81%         0.80%         1.10%+
   Net investment loss              (0.13)+        (0.27)         (0.29)+         (0.15)+       (0.29)        (0.24)        (0.86)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                73%           145%           118%             73%          145%          118%          113%
------------------------------------------------------------------------------------------------------------------------------------
Average commissions
   per share paid on
   equity transactions              $0.05          $0.06          $0.06           $0.05         $0.06         $0.06         $0.06
====================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from January 31, 1996 (inception date) to December 31, 1996.

(4)  For the period from October 2, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Special Equities Fund                                            23

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.   To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                     Shares Voted                  Percentage                  Shares Voted              Percentage
Name of Directors                        For                      Shares Voted                    Against               Shares Voted
====================================================================================================================================
Paul R. Ades                        110,457,871.145                  96.547%                   3,950,761.251                3.453%
Herbert Barg                        110,299,351.998                  96.408                    4,109,280.398                3.592
Dwight B. Crane                     110,443,765.891                  96.534                    3,964,866.505                3.466
Frank Hubbard                       110,456,573.292                  96.546                    3,952,059.104                3.454
Jerome Miller                       110,457,232.652                  96.546                    3,951,399.744                3.454
Ken Miller                          110,449,857.597                  96.540                    3,958,774.799                3.460
Heath B. McLendon                   110,401,492.247                  96.498                    4,007,140.149                3.502
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================================================================
M           Diversification                                                                                                 Approved
M           Industry Concentration                                                                                          Approved
M           Borrowing                                                                                                       Approved
M           Lending                                                                                                         Approved
R           Margin and Short-Sales                                                                                          Approved
M           Real Estate                                                                                                     Approved
R           Restricted and Illiquid Securities                                                                              Approved
R           Unseasoned Issuers                                                                                              Approved
E           5% Ownership of Certain Securities                                                                              Approved
R           Purchases of Securities of Other Investment Companies                                                           Approved
R           Exercising Control or Management                                                                                Approved
R           Investments in Oil, Gas or Mineral Exploration                                                                  Approved
E           Limiting Participation in Joint Trading Accounts                                                                Approved
R           Puts, Calls and Combinations Thereof                                                                            Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                              Percentage                                    Percentage                                   Percentage
    Shares Voted               of Shares              Shares Voted           of Shares                Shares              of Shares
         For                     Voted                   Against               Voted                Abstaining              Voted
====================================================================================================================================
   10,320,464.470               89.762%                284,173.086            2.471%                893,277.293            7.769%
====================================================================================================================================

--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

Smith Barney
Special Equities Fund

Directors                               Investment Manager
                                        Mutual Management Corp.
Paul R. Ades
Herbert Barg                            Distributor
Dwight B. Crane                         Smith Barney Inc.
Frank G. Hubbard
Heath B. McLendon, Chairman             Custodian
Jerome Miller                           PNC Bank, N.A.
Ken Miller
                                        Shareholder Servicing Agent
Allen G. Johnson, Emeritus              First Data Investor Services Group, Inc.
John F. White, Emeritus                 P.O. Box 9134
                                        Boston, MA 02205-9134
Officers

Heath B. McLendon                       This report is submitted for the
President and Chief Executive Officer   general information of shareholders
                                        of Smith Barney Special Equities
Lewis E. Daidone                        Fund. It is not for distribution to
Senior Vice President and Treasurer     prospective investors unless
                                        accompanied by a current Prospectus
George V. Novello                       for the Fund, which contains
Vice President and Investment Officer   information concerning the Fund's
                                        investment policies and expenses as
Thomas M. Reynolds                      well as other pertinent
Controller                              information.

Christina T. Sydor
Secretary                               SMITH BARNEY
                                        --------------------------------

                                        A Member of TravelersGroup[LOGO]




                                        Smith Barney Special Equities Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0405 8/98



                                 [PHOTO OMITED]


                                                       Smith Barney
[PHOTO OMITTED]                                        Investment Grade
                                                       Bond Fund

                                                       ------------------
                                                       SEMI-ANNUAL REPORT
                                                       ------------------

                                                      June 30, 1998

                                               [LOGO] Smith Barney Mutual Funds
                                                      Investing for your future.
                                                      Everyday(SM).

Smith Barney Investment
Grade Bond Fund
================================================================================

The Smith Barney Investment Grade Bond Fund ("Fund") seeks to provide high current income primarily by investing in investment-grade corporate bonds and other income-producing securities.

Smith Barney Investment Grade Bond Fund
Average Annual Total Returns June 30, 1998

                                               Without Sales Charges*
                                       -----------------------------------------
                                       Class A        Class B        Class L
================================================================================
Six-Month+                               6.01%          5.76%          5.86%
--------------------------------------------------------------------------------
One-Year                                21.03          20.46          20.58
--------------------------------------------------------------------------------
Five-Year                                9.87           9.34           9.38
--------------------------------------------------------------------------------
Ten-Year                                  N/A          10.97            N/A
--------------------------------------------------------------------------------
Since Inception++                       11.62          12.18           9.78
================================================================================

                                                 With Sales Charges**
                                       -----------------------------------------
                                       Class A        Class B        Class L#
================================================================================
Six-Month+                               1.25%          1.26%          3.83%
--------------------------------------------------------------------------------
One-Year                                15.62          15.96          18.40
--------------------------------------------------------------------------------
Five-Year                                8.86           9.20           9.16
--------------------------------------------------------------------------------
Ten-Year                                  N/A          10.97            N/A
--------------------------------------------------------------------------------
Since Inception++                       10.72          12.18           9.57
================================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
#     On June 12, 1998, Class C shares were renamed Class L shares.
** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The investment strategy we follow in the Fund has remained the same since our last report: Stay fully invested and maintain a long-term investment horizon.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

                       Class A                    SIGAX
                       Class B                    HBDIX
                       Class L                    SBILX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Investment Grade Bond Fund
at a Glance ...............................................................    6

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13

Financial Highlights ......................................................   16

Additional Shareholder Information ........................................   20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]            [PHOTO OMITTED]

HEATH B. MCLENDON          GEORGE E. MUELLER, JR.

Chairman                   Vice President and
                           Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Investment Grade Bond Fund ("Fund") for the period ended June 30, 1998. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

For the six months ended June 30, 1998, the Fund generated a total return of 6.01% for Class A shares significantly outperforming its Lipper Analytical Services, Inc. peer group total return of 3.78% for the same period. (Lipper is a major fund-tracking organization.)

A Style Pure Fund

The Smith Barney Investment Grade Bond Fund is a Style Pure Series Fund. Style Pure Series Funds are Smith Barney Mutual Funds that represent the basic building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within designated asset classes and a designated investment style.

Market and Economic Update

The first six months of 1998 were yet another interesting period in the bond market. The year began with long-term rates at approximately 5.9%, just a shade below 6%. At the start of the reporting period, there had been rumors that the Federal Reserve Board ("Fed") was going to raise short-term rates imminently because the U.S. economy had been growing too rapidly. Yet the crisis in Asia, which really began last October, resurfaced again in April and May with mounting evidence that the problems in the region would not be quickly fixed and were a lot more enduring, and probably more severe, than originally anticipated. Because of the relative attractiveness of U.S. securities and the strength of the U.S. dollar, there was an inflow of money into the U.S. Treasurys market from overseas and domestic investors. Those inflows brought the yield on long-term U.S. Treasurys down to approximately 5.6% in the early part of June.

Whereas the year began with a fair degree of either investor skepticism or negativity toward the U.S. bond market, the first six months of 1998 were actually quite positive for bonds. In fact, bond investors who were fully invested or close to being fully invested enjoyed an attractive rate of return.

Investment Strategy

The investment strategy we follow in the Fund has remained the same since our last report: Stay fully invested and maintain a long-term investment horizon. We consider not only events in Asia, but also an improving inflation outlook in the U.S. In addition to the deflationary pressures from the Asian crisis and the growing global demand for U.S. Treasurys, another reason why bonds have done well during the past six months was the falling prices of many imports into the U.S. What that means is that there is more pricing pressure on U.S. corporations, not only domestically, but also from overseas. While the inflation numbers have been good for the last three to five years, we think that there is a very good chance that future inflation numbers may be even better.

We believe that the driving factors behind the corporate bond market in the first half of 1998 were moderate inflation (that remains under control) and problems in Asia that will probably be with us for a long time to come.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        1

We did make some subtle changes to the Fund's portfolio during the period under review. We sold off some of our longer-term zero-coupon bonds because they had appreciated with the decline in interest rates. (Zero-coupon bonds are bonds that pay interest only at maturity. These bonds are sold at a discount to their face value, which is determined by the stated interest rate.) We used the proceeds from that sale to add to our holdings in select bonds with 30-year and 100-year maturities. Because we are bullish on Chrysler Corporation's merger with Daimler-Benz, we bought a 100-year maturity Chrysler bond.

The railroad industry is one where we have identified some solid values. Railroads have been around for a long period of time and that's been part of the problem. This is an industry that believed it did not have to do anything to stay competitive in today's marketplace. As a result of its inactivity, the railroad industry has lost market share to truckers and airlines in recent years. Now, railroads are back in vogue again, primarily because of the tremendous amount of technological advances in the industry, which means railroads can now ship products more quickly, more efficiently and for less money. In fact, we believe that the railroad industry is now a growth story and because of industry mergers, the large players have become larger and more powerful. The Fund presently owns Norfolk and Southern Railroad stocks and we will be looking at both Burlington Northern and Canadian Pacific Railroad stocks in the coming months.

In addition, we currently like Boeing. Boeing's bonds (and stocks) have been under pressure primarily because of the company's Asian exposure that has resulted in fewer aircraft orders. Yet we believe Boeing is uniquely positioned to capitalize on growing global demand for aircraft that has gone on for 10 or 15 years and Boeing's only problems have been production. What they have lost in Asia is not significant in so far as the overall corporate picture is concerned. So we added to the Fund's portfolio on this weakness.

We continue to think that select media and cable companies are attractive and we are participating in this sector through our ownership in Time Warner Inc. We think cable is the next key growth story during the next 10 or 15 years. Why? There are very few industries in the U.S. where you can raise prices. Yet the cable industry for the most part has had no problem in raising prices. Moreover, there seems to be an almost insatiable consumer demand for entertainment and cable TV and that has helped to solidify the industry's pricing power.

Outlook

We think that the second quarter 1998 Gross Domestic Product ("GDP") numbers will enable the Fed to keep monetary policy on hold for a while. In addition, many corporations have built up inventory and these companies need to work these inventory levels down. The General Motors/UAW strike should also have a significant impact on the economy because GM is a big player in the U.S. economy.

And while consumers have more money because of the booming U.S. economy, some retail sales numbers indicate that consumer spending is starting to slow down. We expect that the U.S. economic growth will continue to moderate and the Fed's monetary policy should stay neutral in the near term. In our view, corporate bond investing should stay rewarding in the next six months.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Investment Grade Bond Fund. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon               /s/ George E. Mueller, Jr.

Heath B. McLendon                   George E. Mueller, Jr.

Chairman                            Vice President and
                                    Investment Officer

July 21, 1998

  Top Ten Holdings*                                          As of June 30, 1998
--------------------------------------------------------------------------------
 1. Boeing Co.                                                              4.2%
--------------------------------------------------------------------------------
 2. Walt Disney Corp.                                                       4.2
--------------------------------------------------------------------------------
 3. NationsBank Corp.                                                       4.1
--------------------------------------------------------------------------------
 4. Republic NY Corp.                                                       4.1
--------------------------------------------------------------------------------
 5. Coca-Cola Enterprises Inc.                                              3.9
--------------------------------------------------------------------------------
 6. IBM Corp.                                                               3.8
--------------------------------------------------------------------------------
 7. Amgen Inc.                                                              3.8
--------------------------------------------------------------------------------
 8. American General Corp.                                                  3.8
--------------------------------------------------------------------------------
 9. Ford Motor Co.                                                          3.8
--------------------------------------------------------------------------------
10. Bank One Corp.                                                          3.8
--------------------------------------------------------------------------------
*   As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        ----------------------
                        Beginning       End      Income    Capital Gain      Return       Total
Period Ended            of Period    of Period  Dividends  Distributions   of Capital   Returns(1)
==================================================================================================
6/30/98                   $13.19       $13.58     $0.39        $0.00         $0.00         6.01%+
--------------------------------------------------------------------------------------------------
12/31/97                   12.27        13.19      0.80         0.28          0.00        17.10
--------------------------------------------------------------------------------------------------
12/31/96                   13.25        12.27      0.76         0.12          0.00        (0.47)
--------------------------------------------------------------------------------------------------
12/31/95                   10.67        13.25      0.89         0.16          0.00        35.29
--------------------------------------------------------------------------------------------------
12/31/94                   13.01        10.67      0.86         0.31          0.03        (8.95)
--------------------------------------------------------------------------------------------------
12/31/93                   11.89        13.01      0.89         0.14          0.00        18.45
--------------------------------------------------------------------------------------------------
Inception*--12/31/92       11.67        11.89      0.14         0.00          0.01         3.25+
==================================================================================================
  Total                                           $4.73        $1.01         $0.04
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        ----------------------
                        Beginning       End      Income    Capital Gain      Return       Total
Period Ended            of Period    of Period  Dividends  Distributions   of Capital   Returns(1)
==================================================================================================
6/30/98                   $13.19       $13.57     $0.37        $0.00         $0.00         5.76%+
--------------------------------------------------------------------------------------------------
12/31/97                   12.29        13.19      0.75         0.28          0.00        16.44
--------------------------------------------------------------------------------------------------
12/31/96                   13.25        12.29      0.68         0.12          0.00        (0.89)
--------------------------------------------------------------------------------------------------
12/31/95                   10.67        13.25      0.83         0.16          0.00        34.63
--------------------------------------------------------------------------------------------------
12/31/94                   13.01        10.67      0.80         0.31          0.03        (9.41)
--------------------------------------------------------------------------------------------------
12/31/93                   11.89        13.01      0.83         0.14          0.00        18.06
--------------------------------------------------------------------------------------------------
12/31/92                   11.80        11.89      0.83         0.00          0.03         8.36
--------------------------------------------------------------------------------------------------
12/31/91                   10.43        11.80      0.87         0.00          0.00        22.50
--------------------------------------------------------------------------------------------------
12/31/90                   11.01        10.43      0.87         0.00          0.00         2.98
--------------------------------------------------------------------------------------------------
12/31/89                   10.33        11.01      0.87         0.00          0.00        15.57
--------------------------------------------------------------------------------------------------
12/31/88                   10.55        10.33      0.88         0.00          0.00         6.43
--------------------------------------------------------------------------------------------------
12/31/87                   12.91        10.55      1.12         0.89          0.00        (2.83)
==================================================================================================
  Total                                           $9.70        $1.90         $0.06
==================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        ----------------------
                        Beginning       End      Income    Capital Gain      Return       Total
Period Ended            of Period    of Period  Dividends  Distributions   of Capital   Returns(1)
==================================================================================================
6/30/98                   $13.18       $13.56     $0.38        $0.00         $0.00         5.86%+
--------------------------------------------------------------------------------------------------
12/31/97                   12.30        13.18      0.77         0.28          0.00        16.41
--------------------------------------------------------------------------------------------------
12/31/96                   13.26        12.30      0.69         0.12          0.00        (0.83)
--------------------------------------------------------------------------------------------------
12/31/95                   10.67        13.26      0.83         0.16          0.00        34.74
--------------------------------------------------------------------------------------------------
12/31/94                   13.01        10.67      0.80         0.31          0.03        (9.41)
--------------------------------------------------------------------------------------------------
Inception*--12/31/93       12.56        13.01      0.69         0.14          0.00        10.38+
==================================================================================================
  Total                                           $4.16        $1.01         $0.03
==================================================================================================


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                        ----------------------
                        Beginning       End      Income    Capital Gain      Return       Total
Period Ended            of Period    of Period  Dividends  Distributions   of Capital   Returns(1)
==================================================================================================
6/30/98                   $13.19       $13.58     $0.41        $0.00         $0.00         6.23%+
--------------------------------------------------------------------------------------------------
12/31/97                   12.28        13.19      0.85         0.28          0.00        17.44
--------------------------------------------------------------------------------------------------
Inception*--12/31/96       13.03        12.28      0.72         0.12          0.00        1.01+
==================================================================================================
  Total                                           $1.98        $0.40         $0.00
==================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                            Without Sales Charge(1)
                               -------------------------------------------------
                               Class A       Class B       Class L       Class Y
================================================================================
Six Months Ended 6/30/98+        6.01%         5.76%         5.86%         6.23%
--------------------------------------------------------------------------------
Year Ended 6/30/98              21.03         20.46         20.58         21.54
--------------------------------------------------------------------------------
Five Years Ended 6/30/98         9.87          9.34          9.38           N/A
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98           N/A         10.97           N/A           N/A
--------------------------------------------------------------------------------
Inception* through 6/30/98      11.62         12.18          9.78         10.14
================================================================================

                                            Without Sales Charge(2)
                               -------------------------------------------------
                               Class A       Class B       Class L       Class Y
================================================================================
Six Months Ended 6/30/98+       1.25%          1.26%         3.83%         6.23%
--------------------------------------------------------------------------------
Year Ended 6/30/98              15.62         15.96         18.40         21.54
--------------------------------------------------------------------------------
Five Years Ended 6/30/98         8.86          9.20          9.16           N/A
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98           N/A         10.97           N/A           N/A
--------------------------------------------------------------------------------
Inception* through 6/30/98      10.72         12.18          9.57         10.14
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 6/30/98)                              86.11%
--------------------------------------------------------------------------------
Class B (6/30/88 through 6/30/98)                                183.30
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                              64.61
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                              26.02
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        5

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long-Term Corporate Bond Index & the Lipper Corporate Debt A-Rated Average+

--------------------------------------------------------------------------------

                             June 1988 -- June 1998

  [The following table was depicted as a line chart in the printed material.]

                       SB Inv Grade Bond    Lehman Muni Bond      Lipper Cal

6/88                        10000                 10000             10000
12/88                        9767                 10606             10418
12/89                       11396                 12234             12011
12/90                       11851                 13087             12789
12/91                       14681                 14483             15473
12/92                       16025                 16923             16918
12/93                       19036                 19651             19227
12/94                       17242                 18901             18119
12/95                       23212                 22486             23179
12/96                       23005                 26226             23294
12/97                       26230                 28429             25430
6/98                        28330                 29807             27025

+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998. The Lehman Brothers Long-Term Corporate Bond Index is comprised of all publicly issued, fixed rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Corporate Debt A-Rated Average is composed of the Fund's peer group of 150 mutual funds as of June 30, 1998. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

 Aerospace & Defense                                     7.9%
 Airlines                                                8.8%
 Automotive                                             11.1%
 Banking                                                12.2%
 Beverages                                               8.7%
 Bio - Medical                                           3.9%
 Electronics/Computers                                   3.9%
 Entertainment                                           6.3%
 Insurance                                               3.9%
 Media Group                                            11.0%
 Other                                                  22.3%

*     As a percentage of total corporate bonds and notes.

Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------

                                 Standard                   Percentage
          Moody's                 &Poor's              of Total Investments
--------------------------------------------------------------------------------
            Aaa                     AAA                           3.8%
            Aa                      AA                           16.5
             A                       A                           44.0
            Baa                     BBB                          28.7
            Ba                      BB                            5.8
            NR                      NR                            1.2
                                                                ------
                                                                100.0%
                                                                ------


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

     FACE
     AMOUNT       RATINGS                       SECURITY                                     VALUE
=====================================================================================================

CORPORATE BONDS AND NOTES -- 98.4%

Aerospace & Defense -- 7.7%
  $23,500,000       AA      Boeing Co., Debentures, 6.875% due 10/15/43                  $ 24,851,250
    2,000,000       BBB+    Lockheed Martin Corp., Debentures, 7.750% due 5/1/26            2,302,500
   17,500,000       BBB+    Loral Corp., Debentures, 7.000% due 9/15/23                    18,353,125
-----------------------------------------------------------------------------------------------------
                                                                                           45,506,875
-----------------------------------------------------------------------------------------------------
Airlines -- 8.6%
                            AMR Corp., Debentures:
   12,500,000       BBB-      9.000% due 9/15/16                                           15,296,875
    4,500,000       BBB-      9.880% due 6/15/20                                            6,024,375
                            Delta Air Lines, Inc., Debentures:
   10,735,000       BBB-      9.000% due 5/15/16                                           12,949,094
    4,500,000       BBB-      9.750% due 5/15/21                                            6,568,750
    7,650,000       Baa3*   United Airlines, Inc., Debentures, 9.750% due 8/15/21           9,954,562
-----------------------------------------------------------------------------------------------------
                                                                                           50,793,656
-----------------------------------------------------------------------------------------------------
Automotive -- 10.9%
   20,000,000       A       Chrysler Corp., Debentures, 7.450% due 2/1/2097                21,775,000
   19,400,000       A       Ford Motor Co., Notes, 7.700% due 5/15/2097                    22,188,750
   20,000,000       A       General Motors Corp., Debentures, 6.750% due 5/1/28            20,275,000
-----------------------------------------------------------------------------------------------------
                                                                                           64,238,750
-----------------------------------------------------------------------------------------------------
Banking -- 12.0%
                            Bank One Corp., Debentures:
    8,000,000       A+        7.750%  due 7/15/25                                           9,240,000
   11,500,000       A+        7.625% due 10/15/26                                          12,937,500
   23,500,000       A       NationsBank Corp., Debentures, 6.800% due 3/15/28              24,322,500
   20,000,000       AA-     Republic NY Corp., Debentures, 7.200% due 7/15/2097            24,035,000
-----------------------------------------------------------------------------------------------------
                                                                                           70,535,000
-----------------------------------------------------------------------------------------------------
Beverages -- 8.5%
    8,500,000       A+      Anheuser Busch Cos. Inc., Debentures, 6.750% due 12/15/27       8,829,375
                            Coca - Cola Enterprises Inc., Debentures:
    3,000,000       A+        6.750% due 1/15/38                                            3,037,500
   19,000,000       A+        7.000% due 5/12/2098                                         19,665,000
   18,300,000       A       Seagrams Co., Ltd., Debentures, 6.875% due 9/1/23              18,620,250
-----------------------------------------------------------------------------------------------------
                                                                                           50,152,125
-----------------------------------------------------------------------------------------------------
Bio - Medical -- 3.8%
   19,000,000       A       Amgen Inc., Debentures, 8.125% due 4/1/2097                    22,491,250
-----------------------------------------------------------------------------------------------------
Consumer Products -- 0.9%
    6,000,000       BB+     Fruit Of The Loom Corp., Debentures, 7.375% due 11/15/23        5,497,500
-----------------------------------------------------------------------------------------------------
Electronics/Computers -- 3.9%
   21,000,000       A+      IBM Corp., Debentures, 7.125% due 12/1/2096                    22,601,250
-----------------------------------------------------------------------------------------------------
Entertainment -- 6.2%
   12,000,000       BB+     Paramount Communications, Inc., Sr. Debentures,
                              7.500% due 7/15/23                                           11,685,000
   21,500,000       A       Walt Disney Corp., Sr. Debentures, 7.550% due 7/15/2093        24,590,625
-----------------------------------------------------------------------------------------------------
                                                                                           36,275,625
-----------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

     FACE
     AMOUNT       RATINGS                       SECURITY                                     VALUE
=====================================================================================================
Finance -- 2.7%
  $16,000,000       AA-     Merrill Lynch & Co., Debentures, 6.750% due 6/1/28           $ 16,060,000
-----------------------------------------------------------------------------------------------------
Foods -- 3.2%
   16,000,000       A-      Ralston Purina Co., Debentures, 8.125% due 2/1/23              18,800,000
-----------------------------------------------------------------------------------------------------
Health Care -- 2.3%
   14,495,000       BBB     Columbia/HCA Healthcare, Debentures, 7.500% due 11/15/2095     13,262,925
-----------------------------------------------------------------------------------------------------
Industrial -- 1.8%
   10,000,000       BBB+    Harcourt General Inc., Debentures, 7.300% due 8/1/2097         10,475,000
-----------------------------------------------------------------------------------------------------
Insurance -- 3.8%
   20,000,000       AA-     American General Corp., Debentures, 7.500% due 7/15/25         22,250,000
-----------------------------------------------------------------------------------------------------
Media Group -- 10.8%
   17,500,000       BB      CBS Inc., Notes, 7.125% due 11/1/23                            16,734,375
   20,000,000       BBB-    News America Holdings Inc., Notes, 7.900% due 12/1/2095        21,600,000
    2,500,000       BBB-    Time Warner Entertainment, Debentures, 8.375% due 7/15/33       3,006,250
                            Time Warner Inc., Debentures:
   19,000,000       BBB-      7.570% due 2/1/24                                            20,615,000
    1,500,000       A+        6.950% due 1/15/28                                            1,518,750
-----------------------------------------------------------------------------------------------------
                                                                                           63,474,375
-----------------------------------------------------------------------------------------------------
Oil & Gas -- 1.8%
    9,500,000       BBB+    Apache Corp., Debentures, 7.625% due 11/1/2096                 10,402,500
-----------------------------------------------------------------------------------------------------
Publishing -- 0.9%
    4,745,000       A+      Times Mirror Co., Debentures, 7.250% due 11/15/2096             5,172,050
-----------------------------------------------------------------------------------------------------
Retail -- 1.0%
    5,000,000       BBB+    Rite Aid Corp., Debentures, 7.700% due 2/15/27                  5,581,250
-----------------------------------------------------------------------------------------------------
Super National Entity -- 3.8%
                            International Bank of Reconstruction and Development:
   42,860,000       AAA       Zero coupon due 7/15/29                                       7,607,650
   90,000,000       AAA       Zero coupon due 3/11/31                                      14,512,500
-----------------------------------------------------------------------------------------------------
                                                                                           22,120,150
-----------------------------------------------------------------------------------------------------
Telecommunications -- 1.7%
   12,500,000       Aa3*    Motorola Inc., Debentures, 5.220% due 10/1/2097                 9,906,250
-----------------------------------------------------------------------------------------------------
Transportation -- 2.1%
   10,500,000       BBB+    Norfolk Southern Corp., Debentures, 7.900% due 5/15/2097       12,324,375
-----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $525,425,339)                                        577,920,906
=====================================================================================================
U.S. GOVERNMENT OBLIGATION -- 1.3%
    7,000,000       NR      U.S. Treasury Bond, 6.125% due 11/15/27
                            (Cost -- $7,232,344)                                            7,504,910
=====================================================================================================
YANKEE BOND -- 0.3%
    1,600,000       A+      Hydro-Quebec, Debentures, Series HE,
                              8.625% due 6/15/29 (Cost -- $1,435,991)                       2,038,000
=====================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $534,093,674**)                                     $587,463,816
=====================================================================================================

** Aggregate cost for Federal income tax purposes is substantially the same. See page 9 for definition of ratings.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Services ("Standard & Poor's") except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $534,093,674)                        $ 587,463,816
     Interest receivable                                                    10,112,251
     Receivable for Fund shares sold                                           891,662
---------------------------------------------------------------------------------------
     Total Assets                                                          598,467,729
---------------------------------------------------------------------------------------
LIABILITIES:
     Payable to bank                                                         6,253,701
     Investment advisory fees payable                                          233,617
     Administration fees payable                                               101,006
     Distribution fees payable                                                  64,493
     Payable for Fund shares redeemed                                           23,290
     Accrued expenses                                                           32,534
---------------------------------------------------------------------------------------
     Total Liabilities                                                       6,708,641
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 591,759,088
=======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      43,595
     Capital paid in excess of par value                                   521,953,212
     Overdistributed net investment income                                    (694,919)
     Accumulated net realized gain on investments                           17,087,058
     Net unrealized appreciation of investments                             53,370,142
---------------------------------------------------------------------------------------
Total Net Assets                                                         $ 591,759,088
=======================================================================================
Shares Outstanding:
     Class A                                                                17,756,635
     ----------------------------------------------------------------------------------
     Class B                                                                18,505,428
     ----------------------------------------------------------------------------------
     Class L                                                                   869,568
     ----------------------------------------------------------------------------------
     Class Y                                                                 6,463,243
     ----------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       13.58
     ----------------------------------------------------------------------------------
     Class B*                                                            $       13.57
     ----------------------------------------------------------------------------------
     Class L**                                                           $       13.56
     ----------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       13.58
     ----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share
     Class A (net asset value plus 4.71% of net asset value per share)   $       14.22
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       13.70
=======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                       $ 19,146,337
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                 1,259,032
     Distribution fees (Note 2)                                        1,246,563
     Administration fees (Note 2)                                        557,296
     Shareholder and system servicing fees                               182,596
     Shareholders communications                                          95,680
     Registration fees                                                    48,380
     Audit and legal                                                      16,038
     Custody                                                              10,712
     Directors' fees                                                       9,917
     Other                                                                15,819
--------------------------------------------------------------------------------
     Total Expenses                                                    3,442,033
--------------------------------------------------------------------------------
Net Investment Income                                                 15,704,304
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                           156,644,369
       Cost of securities sold                                       139,558,776
--------------------------------------------------------------------------------
     Net Realized Gain                                                17,085,593
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                            53,028,033
       End of period                                                  53,370,142
--------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                             342,109
--------------------------------------------------------------------------------
Net Gain on Investments                                               17,427,702
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 33,132,006
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                                            1998             1997
=====================================================================================================
OPERATIONS:
     Net investment income                                            $  15,704,304    $  30,113,243
     Net realized gain                                                   17,085,593          490,877
     Increase in net unrealized appreciation                                342,109       46,515,710
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                              33,132,006       77,119,830
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (16,384,960)     (30,120,161)
     Net realized gains                                                     (60,877)     (11,863,548)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                    (16,445,837)     (41,983,709)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
     Net proceeds from sale of shares                                    82,240,474      111,670,482
     Net asset value of shares issued for reinvestment of dividends       9,646,538       26,895,416
     Cost of shares reacquired                                          (67,067,618)    (112,679,564)
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 24,819,394       25,886,334
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   41,505,563       61,022,455
NET ASSETS:
     Beginning of period                                                550,253,525      489,231,070
-----------------------------------------------------------------------------------------------------
     End of period*                                                   $ 591,759,088    $ 550,253,525
=====================================================================================================
   * Includes overdistributed net investment income of:               $    (694,919)   $     (14,263)
=====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth Fund), Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports with the exception of the Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds whose annual reports are dated April 30, 1998 and semi-annual reports will be dated October 31, 1998.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Portfolio pays MMC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

MMC also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 4.5% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 1998, SB received sales charges of approximately $166,000 and $4,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately:

                             Class A             Class B             Class L
================================================================================
CDSCs                        $15,000            $122,000             $2,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred were:

                             Class A             Class B             Class L
================================================================================
Distribution Plan Fees      $287,125            $922,757            $36,681
================================================================================

All officers and one Director of the Fund are employees of SB.

3. Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $184,321,686
--------------------------------------------------------------------------------
Sales                                                                156,644,369
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $55,052,449
Gross unrealized depreciation                                        (1,682,307)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $53,370,142
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Capital Shares

At June 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                                                       Amount
================================================================================
Class A                                                             $201,318,682
--------------------------------------------------------------------------------
Class B                                                              228,317,073
--------------------------------------------------------------------------------
Class L                                                               10,770,470
--------------------------------------------------------------------------------
Class Y                                                               81,590,582
================================================================================


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                           Six Months Ended                        Year Ended
                                            June 30, 1998                       December 31, 1997
                                   -------------------------------       -------------------------------
                                      Shares             Amount             Shares            Amount
========================================================================================================
Class A
Shares sold                         2,619,354        $ 34,765,297         2,018,307        $ 25,387,184
Shares issued on reinvestment         381,337           5,059,560         1,047,988          13,225,978
Shares redeemed                    (2,044,149)        (27,084,787)       (3,049,019)        (37,795,554)
--------------------------------------------------------------------------------------------------------
Net Increase                          956,542        $ 12,740,070            17,276        $    817,608
========================================================================================================
Class B
Shares sold                         2,077,327        $ 27,619,957         2,694,477        $ 33,815,305
Shares issued on reinvestment         329,411           4,368,779         1,037,967          13,118,499
Shares redeemed                    (2,799,329)        (37,072,581)       (5,862,166)        (72,691,585)
--------------------------------------------------------------------------------------------------------
Net Decrease                         (392,591)       $ (5,083,845)       (2,129,722)       $(25,757,781)
========================================================================================================
Class L*
Shares sold                           299,142        $  3,952,185           356,734        $  4,528,296
Shares issued on reinvestment          16,460             218,199            43,331             550,683
Shares redeemed                      (218,357)         (2,910,250)         (174,512)         (2,188,857)
--------------------------------------------------------------------------------------------------------
Net Increase                           97,245        $  1,260,134           225,553        $  2,890,122
========================================================================================================
Class Y
Shares sold                         1,207,324        $ 15,903,035         3,776,693        $ 47,939,697
Shares issued on reinvestment              --                  --                20                 256
Shares redeemed                            --                  --              (270)             (3,568)
--------------------------------------------------------------------------------------------------------
Net Increase                        1,207,324        $ 15,903,035         3,776,443        $ 47,936,385
========================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                          1998(1)          1997         1996        1995(2)        1994(2)        1993(2)
=======================================================================================================================
Net Asset Value,
  Beginning of Period                  $  13.19       $  12.27     $  13.25     $  10.67       $  13.01       $  11.89
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.38           0.80         0.80         0.83           0.74           0.88
  Net realized and
    unrealized gain (loss)                 0.40           1.20        (0.90)        2.80          (1.88)          1.27
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.78           2.00        (0.10)        3.63          (1.14)          2.15
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.39)         (0.80)       (0.76)       (0.89)         (0.86)         (0.89)
  Net realized gains                      (0.00)*        (0.28)       (0.12)       (0.16)         (0.31)         (0.14)
  Capital                                    --             --           --           --          (0.03)            --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.39)         (1.08)       (0.88)       (1.05)         (1.20)         (1.03)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $  13.58       $  13.19     $  12.27     $  13.25       $  10.67       $  13.01
-----------------------------------------------------------------------------------------------------------------------
Total Return                               6.01%++       17.10%       (0.47)%      35.29%         (8.95)%        18.45%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)   $    241       $    222     $    206     $    226       $    181       $     10
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.05%+         1.02%        1.04%        1.11%          1.11%          1.11%
  Net investment income                    5.73+          6.43         6.63         7.02           7.35           6.67
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      28%            39%          48%          49%            18%            65%
=======================================================================================================================

(1)   For the six months ended June 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                         1998(1)         1997        1996       1995(2)     1994(2)     1993(2)
=============================================================================================================
Net Asset Value,
  Beginning of Period                  $ 13.19       $ 12.29     $ 13.25     $ 10.67     $ 13.01     $ 11.89
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.34          0.75        0.74        0.77        0.82        0.80
  Net realized and
    unrealized gain (loss)                0.41          1.18       (0.90)       2.80       (2.02)       1.29
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.75          1.93       (0.16)       3.57       (1.20)       2.09
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.37)        (0.75)      (0.68)      (0.83)      (0.80)      (0.83)
  Net realized gains                     (0.00)*       (0.28)      (0.12)      (0.16)      (0.31)      (0.14)
  Capital                                   --            --          --          --       (0.03)         --
-------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.37)        (1.03)      (0.80)      (0.99)      (1.14)      (0.97)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 13.57       $ 13.19     $ 12.29     $ 13.25     $ 10.67     $ 13.01
-------------------------------------------------------------------------------------------------------------
Total Return                              5.76%++      16.44%      (0.89)%     34.63%      (9.41)%     18.06%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)   $   251       $   249     $   258     $   289     $   221     $   476
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.53%+        1.51%       1.54%       1.61%       1.57%       1.58%
  Net investment income                   5.25+         5.95        6.13        6.51        6.89        6.20
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     28%           39%         48%         49%         18%         65%
=============================================================================================================

(1)   For the six months ended June 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       17

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:

Class L Shares(1)                       1998(2)        1997        1996       1995(3)     1994(3)   1993(3)(4)
==============================================================================================================
Net Asset Value,
  Beginning of Period                 $   13.18     $  12.30    $  13.26     $  10.67    $  13.01     $ 12.56
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                    0.35         0.72        0.75         0.78        0.75        0.63
  Net realized and
    unrealized gain (loss)                 0.41         1.21       (0.90)        2.80       (1.95)       0.65
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.76         1.93       (0.15)        3.58       (1.20)       1.28
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.38)       (0.77)      (0.69)       (0.83)      (0.80)      (0.69)
  Net realized gains                      (0.00)*      (0.28)      (0.12)       (0.16)      (0.31)      (0.14)
  Capital                                    --           --          --           --       (0.03)         --
--------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.38)       (1.05)      (0.81)       (0.99)      (1.14)      (0.83)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $   13.56     $  13.18    $  12.30     $  13.26    $  10.67     $ 13.01
--------------------------------------------------------------------------------------------------------------
Total Return                               5.86%++     16.41%      (0.83)%      34.74%      (9.41)%     10.38%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $  11,782     $ 10,182    $  6,724     $  3,769    $    999     $   208
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                 1.53%+       1.49%       1.42%        1.56%       1.57%       1.61%+
  Net investment income                    5.25+        5.93        6.28         6.55        6.89        6.17+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      28%          39%         48%          49%         18%         65%
==============================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2)   For the six months ended June 30, 1998 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(4)   For the period from February 26, 1993 (inception date) to December 31,
      1993.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each period:


Class Y Shares                              1998(1)         1997       1996(2)
================================================================================
Net Asset Value, Beginning of Period       $  13.19      $  12.28    $  13.03
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.40          0.83        0.75
  Net realized and unrealized gain (loss)      0.40          1.21       (0.66)
--------------------------------------------------------------------------------
Total Income From Operations                   0.80          2.04        0.09
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.41)        (0.85)      (0.72)
  Net realized gains                          (0.00)*       (0.28)      (0.12)
--------------------------------------------------------------------------------
Total Distributions                           (0.41)        (1.13)      (0.84)
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $  13.58      $  13.19    $  12.28
--------------------------------------------------------------------------------
Total Return                                   6.23%++      17.44%       1.01%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 87,771      $ 69,328    $ 18,174
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.69%+        0.69%       0.72%+
  Net investment income                        6.10+         6.63        7.34+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          28%           39%         48%
================================================================================

(1)   For the six months ended June 30, 1998 (unaudited).
(2)   For the period from February 7, 1996 (inception date) to December 31,
      1996.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       19

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

      1.    To elect Directors of the Fund; and

      2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

      The results of the vote on Proposal 1 were as follows:

                        Shares Voted       Percentage     Shares Voted     Percentage
Name of Directors            For          Shares Voted       Against      Shares Voted
======================================================================================
Paul R. Ades           110,457,871.145         96.547%    3,950,761.251       3.453%
Herbert Barg           110,299,351.998         96.408     4,109,280.398       3.592
Dwight B. Crane        110,443,765.891         96.534     3,964,866.505       3.466
Frank Hubbard          110,456,573.292         96.546     3,952,059.104       3.454
Jerome Miller          110,457,232.652         96.546     3,951,399.744       3.454
Ken Miller             110,449,857.597         96.540     3,958,774.799       3.460
Heath B. McLendon      110,401,492.247         96.498     4,007,140.149       3.502
======================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
   M    Diversification                                         Approved
--------------------------------------------------------------------------------
   M    Industry Concentration                                  Approved
--------------------------------------------------------------------------------
   M    Borrowing                                               Approved
--------------------------------------------------------------------------------
   M    Lending                                                 Approved
--------------------------------------------------------------------------------
   R    Margin and Short-Sales                                  Approved
--------------------------------------------------------------------------------
   M    Real Estate                                             Approved
--------------------------------------------------------------------------------
   R    Restricted and Illiquid Securities                      Approved
--------------------------------------------------------------------------------
   R    Unseasoned Issues                                       Approved
--------------------------------------------------------------------------------
   E    5% Ownership of Certain Securities                      Approved
--------------------------------------------------------------------------------
   R    Purchases of Securities of Other Investment Companies   Approved
--------------------------------------------------------------------------------
   R    Exercising Control or Management                        Approved
--------------------------------------------------------------------------------
   R    Investment in Oil, Gas and Mineral Exploration          Approved
--------------------------------------------------------------------------------
   E    Limiting Participation in Joint Trading Accounts        Approved
--------------------------------------------------------------------------------
   E    Limiting Investments to Enumerated Instruments          Approved
--------------------------------------------------------------------------------
   R    Puts, Calls and Combinations Thereof                    Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

    Shares       Percentage     Shares     Percentage                 Percentage
     Voted       of Shares      Voted      of Shares      Shares      of Shares
      For          Voted       Against       Voted      Abstaining    Abstained
================================================================================
19,913,197.889    90.046%    500,352.756    2.262%     1,700,974.037   7.692%
================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

Smith Barney
Investment Grade
Bond Fund

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

Allan G. Johnson, Emeritus
John F. White, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

George E. Mueller, Jr.
Vice President and Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.

Distributor

Smith Barney Inc.
PFS Distributor, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY

      A Member of Travelers Group[LOGO]

Smith Barney
Investment Grade Bond Fund
388 Greenwich Street
New York, New York 10013
www.smithbarney.com


FD0317 8/98

                                   [GRAPHIC]


[GRAPHIC]
                                   Concert
                                   Peachtree
                                   Growth Fund
                                   ------------------
                                   SEMI-ANNUAL REPORT
                                   ------------------
                                   June 30, 1998


                         [LOGO]    Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.(SM)

Concert Peachtree
Growth Fund
================================================================================

The Concert Peachtree Growth Fund seeks capital appreciation through investments in securities believed to have above-average potential for capital appreciation.


Concert Peachtree Growth Fund
Average Annual Total Returns
June 30, 1998

                                         Without Sales Charges(1)
                               -------------------------------------------------
                               Class A(2)       Class B(2)       Class L#
================================================================================
Six-Month+                        16.80%          16.41%           16.36%
--------------------------------------------------------------------------------
One-Year                          19.56           18.68            18.62
--------------------------------------------------------------------------------
Since Inception++                 17.11           16.24            14.89
================================================================================

                                          With Sales Charges(3)
                               -------------------------------------------------
                               Class A(2)       Class B(2)       Class L#
================================================================================
Six-Month+                        10.93%          11.41%           14.23%
--------------------------------------------------------------------------------
One-Year                          13.56           13.68            16.46
--------------------------------------------------------------------------------
Since Inception++                 15.13           15.49            14.50
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

#    On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.

================================================================================
FUND HIGHLIGHT
================================================================================

As stock pickers, we continue to find technology and financial stocks attractive. In the technology sector, software and service companies are the most appealing to us at the present time. In the financial sector, insurance companies are looking increasingly attractive. We've been emphasizing regional banks, diversified financial services companies and insurance companies.

================================================================================
NASDAQ SYMBOL
================================================================================

                  Class A                      SBOAX
                  Class B                      SBOBX

================================================================================
What's Inside
================================================================================

Shareholder Letter ............................................................1

Historical Performance.........................................................4

Concert Peachtree Growth Fund
at a Glance ...................................................................6

Schedule of Investments........................................................7

Statement of Assets and Liabilities...........................................10

Statement of Operations.......................................................11

Statements of Changes in Net Assets...........................................12

Notes to Financial Statements.................................................13

Financial Highlights .........................................................18

Additional Shareholder Information ...........................................20

================================================================================
Shareholder Letter
================================================================================

[PHOTO]                       [PHOTO]


HEATH B.                      DENNIS A.
MCLENDON                      JOHNSON, CFA

Chairman                      President and
                              Chief Investment Officer
                              Peachtree Asset
                              Management




Dear Shareholder:

We are pleased to present the semi-annual report for Concert Peachtree Growth Fund ("Fund") for the period ended June 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow. We hope you find this report to be informative and useful.

A Classic Series Fund

The Concert Peachtree Growth Fund is part of the Classic Series of Smith Barney Mutual Funds. The Classic Series funds are mutual funds, whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance Update

For the six months ended June 30, 1998, the total return of the Fund's Class A, B and L shares, without sales charges, were 16.80%, 16.41% and 16.36% respectively. In comparison, the total return for the same time period for the Russell 1000 Growth Index was 20.38%. (The Russell 1000 Growth Index contains those securities in the underlying indexes with a greater than average growth orientation and generally higher price-to-book and price-earnings ratios. Price-earnings multiple is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings power at the current stock price. Price-to-book ratios show the price of a stock compared to the difference between a company's assets and liabilities.)

Investment Strategy

Our investing approach centers on active management strategies to give our shareholders the earning power of a wide range of stocks. Our main goal is to deliver superior long-term performance. Our best investment results are usually achieved over a full market cycle.

As active, total return-oriented investment managers, our goal is to help investors preserve and grow their financial assets while controlling risk by achieving investment returns that outpace inflation and outperform the market average. Our investment style is growth oriented. To enhance opportunities to earn above-average returns, we invest in companies with strong or improving fundamentals to support sustainable growth in earnings, and with reasonable market valuations.

Our highly disciplined active management approach is distinguished by our integration of quantitative and fundamental research, and our strict adherence to uniform buy-and-sell rules. We are not speculators or market timers. We add value through bottom-up portfolio construction based on a consistently


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  1
applied strategy of company and credit analysis and active portfolio management. (A "bottom-up" approach to investing focuses on the potential outstanding performance of individual companies rather than considering the impact of major economic trends.)

Finally, we believe the single most important asset of the Fund is its people. Our senior managers are experienced professionals who are dedicated to achieving superior investment performance over the long term.

As noted in the "Performance Update" section, for the first six months of 1998, the Fund's Class A shares total return was 16.80% without sales charges. The Fund's performance is a reflection of the favorable economic and stock market conditions that exist and the structure of the Fund's portfolio. Throughout the reporting period, the Fund's portfolio had a low cash position, averaging 1% to 3%. This has a positive effect on performance considering the significant difference in returns. While diversified, the Fund's portfolio emphasized three sectors of the market--technology, financial and consumer cyclical. Although volatile, our technology holdings have performed well during the reporting period. We emphasized software companies versus semiconductors and PC manufacturers.

On average, our financial stock holdings did not perform well relative to the market. Therefore, our emphasis on this sector did not contribute as much to the Fund's performance as we had expected. Consumer cyclical stock performance was outstanding during the first half of the year and our holdings in this sector of the market, on balance, were no exception. We were emphasizing primarily apparel manufacturers and retailers. Business conditions were outstanding for these companies and this was reflected in their stock price performance.

Market Outlook

In our 1997 annual report, we stated there was tremendous concern about the current earnings outlook and companies that deliver consistent earnings growth could be rewarded with favorable relative performance. We maintain this viewpoint for the second half of 1998. While there are exceptions, many companies appear to be managing their way through the difficulties in Asia.

The U.S. economy continues to provide the fundamental background necessary for most companies to remain profitable. Acquisitions appear to be creating incremental earnings growth for some companies or setting the stage for higher and more sustainable earnings growth for others. In addition, merger and acquisition activity seems to be establishing valuation parameters for companies that are not fully recognized in the market.

As is the case so far in 1998, stock selection should continue to be a key contributor to Fund performance for the remainder of this year. As stock pickers, we continue to find technology and financial stocks attractive. In the technology sector, software and service companies are the most appealing to us at the present time. In the financial sector, insurance companies are looking increasingly attractive. We've been emphasizing regional banks, diversified financial services companies and insurance companies. It's possible our emphasis in this area can remain high, with increasing exposure to insurance stocks. We are reducing our exposure to the consumer cyclical sector out of concern for current valuations on certain companies.

We are confident our disciplined and active-management approach will continue to deliver competitive returns for our shareholders. Our outlook for the stock market remains positive which, combined with an environment favoring stock


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
selection should, we believe, continue to move us in the direction of achieving strong results for the remainder of 1998.

Thank you for your investment in the Concert Peachtree Growth Fund. We look forward to continuing to help you pursue your financial goals.

Respectfully submitted,



/s/ Heath B. McLendon      /s/ Dennis A. Johnson

HEATH B. MCLENDON          DENNIS A. JOHNSON, CFA
Chairman                   President and
                           Chief Investment Officer
                           Peachtree Asset
                           Management

July 7, 1998

================================================================================
Top Ten Holdings*                                            As of June 30, 1998
================================================================================
  1. Tyco International Ltd.                                               3.1%
--------------------------------------------------------------------------------
  2. General Electric Co.                                                  3.0
--------------------------------------------------------------------------------
  3. Bristol-Myers Squibb Co.                                              3.0
--------------------------------------------------------------------------------
  4. Schering-Plough Corp.                                                 2.7
--------------------------------------------------------------------------------
  5. American Express Co.                                                  2.7
--------------------------------------------------------------------------------
  6. Crane Co.                                                             2.4
--------------------------------------------------------------------------------
  7. Compuware Corp.                                                       2.4
--------------------------------------------------------------------------------
  8. Paging Network, Inc.                                                  2.3
--------------------------------------------------------------------------------
  9. Pepsico, Inc.                                                         2.3
--------------------------------------------------------------------------------
 10. Tellabs, Inc.                                                         2.2
--------------------------------------------------------------------------------

* As a percentage of total common stock.





--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  3

==========================================================================================================================
Historical Performance -- Class A Shares
==========================================================================================================================
                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
==========================================================================================================================
6/30/98                                  $13.41           $15.66            $0.00             $0.00               16.80%+
--------------------------------------------------------------------------------------------------------------------------
12/31/97                                  13.80            13.41             0.00              1.07                5.18
--------------------------------------------------------------------------------------------------------------------------
12/31/96                                  14.31            13.80             0.11              2.26               13.96
--------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                    13.36            14.31             0.02              0.93               14.61+
==========================================================================================================================
  Total                                                                     $0.13             $4.26
==========================================================================================================================

==========================================================================================================================
Historical Performance -- Class B Shares
==========================================================================================================================
                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
==========================================================================================================================
6/30/98                                  $13.24           $15.41            $0.00             $0.00               16.41%+
--------------------------------------------------------------------------------------------------------------------------
12/31/97                                  13.74            13.24             0.00              1.07                4.40
--------------------------------------------------------------------------------------------------------------------------
12/31/96                                  14.27            13.74             0.02              2.26               13.12
--------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                    13.36            14.27             0.00              0.93               14.15+
==========================================================================================================================
  Total                                                                     $0.02             $4.26
==========================================================================================================================

==========================================================================================================================
Historical Performance -- Class L Shares
==========================================================================================================================
                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
==========================================================================================================================
6/30/98                                  $13.28           $15.45            $0.00             $0.00               16.36%+
--------------------------------------------------------------------------------------------------------------------------
12/31/97                                  13.78            13.28             0.00              1.07                4.38
--------------------------------------------------------------------------------------------------------------------------
12/31/96                                  14.29            13.78             0.02              2.26               13.24
--------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                    14.05            14.29             0.00              0.93                8.69+
==========================================================================================================================
  Total                                                                     $0.02             $4.26
==========================================================================================================================

==========================================================================================================================
Historical Performance -- Class Y Shares
==========================================================================================================================
                                             Net Asset Value
                                        --------------------------
                                        Beginning           End             Income         Capital Gain        Total
Period Ended                            of Period        of Period         Dividends       Distributions     Returns(1)
==========================================================================================================================
6/30/98                                  $13.42           $15.71            $0.00             $0.00               17.08%+
--------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                    14.86            13.42             0.00              1.07               (2.25)+
==========================================================================================================================
  Total                                                                     $0.00             $1.07
==========================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

=========================================================================================================
Average Annual Total Return
=========================================================================================================
                                                           Without Sales Charge(1)
                                         ----------------------------------------------------------------
                                         Class A(2)        Class B(2)          Class L         Class Y
=========================================================================================================
Six Months Ended 6/30/98+                  16.80%            16.41%            16.36%           17.08%
---------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                         19.56             18.68             18.62              N/A
---------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                 17.11             16.24             14.89            14.46+
=========================================================================================================
                                                              With Sales Charge(3)
                                         ----------------------------------------------------------------
                                         Class A(2)        Class B(2)          Class L          Class Y
=========================================================================================================
Six Months Ended 6/30/98+                  10.93%            11.41%            14.23%           17.08%
---------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                         13.56             13.68             16.46              N/A
---------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                 15.13             15.49             14.50            14.46+
=========================================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                       Without Sales Charge(1)
================================================================================
Class A (May 3, 1994 through 6/30/98)(2)                        60.46%
--------------------------------------------------------------------------------
Class B (May 3, 1994 through 6/30/98)(2)                        56.92
--------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                            49.49
--------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                            14.46+
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  5

================================================================================
Concert Peachtree Growth Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares and Class B Shares of the Concert Peachtree Growth Fund vs. Russell 1000 Growth Index and Russell 2000 Index+
--------------------------------------------------------------------------------

                               May 1994--June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Concert Peachtree Growth Fund    Concert Peachtree Growth Fund     Russell 1000
                        -- Class A Shares                -- Class B Shares           Growth Index++        Russell 2000 Index++
                        -----------------                -----------------           --------------        --------------------
May 3 1994                 $ 9,501                           $10,000                      $10,000               $10,000
Dec. 1994                  $ 9,606                           $ 9,619                      $10,688               $10,027
Dec. 1995                  $12,576                           $12,744                      $14,663               $12,880
Dec. 1996                  $14,331                           $14,568                      $18,053               $15,005
Dec. 1997                  $15,074                           $15,322                      $23,557               $18,361
June 30 1998               $17,607                           $17,970                      $28,358               $19,266



+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor Fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gain, if any, at net asset value through June 30, 1998. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with a greater-than-average growth orientation whose common stock is traded in the United States on either the New York Stock Exchange, American Stock Exchange or Nasdaq. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of the Fund's management that the Russell 1000 Growth Index more accurately reflects the current composition of the Concert Peachtree Growth Fund than the Russell 2000 Index. In future reporting, the Russell 1000 Growth Index will be used as a basis of comparison of total return performance rather than the Russell 2000 Index.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Banking                            10.5%
Beverages                           4.3%
Computer Software & Hardware       19.0%
Consumer Products                   3.5%
Entertainment                       3.7%
Foods                               3.7%
Health Care                         9.3%
Insurance                           5.4%
Retail/Miscellaneous                6.7%
Telecommunications                 11.9%
Other                              22.0%

*    As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase Agreement                2.5%
Common Stock                       97.5%

**   As a percentage of total investments.



--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

=======================================================================================================================
Schedule of Investments (unaudited)                                                                       June 30, 1998
=======================================================================================================================

    SHARES                                               SECURITY                                              VALUE
=======================================================================================================================
COMMON STOCK -- 97.5%

Advertising -- 2.2%
       120,000    Omnicom Group+                                                                          $  5,985,000
-----------------------------------------------------------------------------------------------------------------------
Apparel -- 2.1%
       160,000    Jones Apparel Group, Inc.*                                                                 5,850,000
-----------------------------------------------------------------------------------------------------------------------
Banking -- 10.2%
        97,500    AmSouth Bancorp.+                                                                          3,832,969
        50,000    Comerica, Inc.                                                                             3,312,500
       112,500    Commerce Bancshares Inc.                                                                   5,491,406
        79,500    First American Bank of Tennessee Corp.                                                     3,825,937
        32,500    Fleet Financial Group, Inc.                                                                2,713,750
       150,000    Keycorp                                                                                    5,343,750
       119,000    MBNA Corp.+                                                                                3,927,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            28,447,312
-----------------------------------------------------------------------------------------------------------------------
Beverages -- 4.2%
       140,000    Coca-Cola Enterprises Inc.+                                                                5,495,000
       150,000    Pepsico, Inc.                                                                              6,178,125
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            11,673,125
-----------------------------------------------------------------------------------------------------------------------
Broadcasting - TV, Cable & Radio -- 1.8%
       100,000    Chancellor Media Corp.*                                                                    4,965,625
-----------------------------------------------------------------------------------------------------------------------
Computer Software & Hardware -- 18.5%
       150,000    Apple Computer, Inc.+                                                                      4,303,125
       111,000    BMC Software Inc.*                                                                         5,765,062
       132,000    Cadence Design Systems, Inc.+*                                                             4,125,000
       105,000    Computer Associates International Inc.                                                     5,834,063
       125,500    Compuware Corp.*                                                                           6,416,187
       126,000    HBO & Co.                                                                                  4,441,500
        54,000    Microsoft Corp.*                                                                           5,852,250
       160,000    Oracle Systems Corp.*                                                                      3,930,000
       129,000    PeopleSoft, Inc.+*                                                                         6,063,000
       110,000    Sun Microsystems Inc.+*                                                                    4,778,125
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            51,508,312
-----------------------------------------------------------------------------------------------------------------------
Conglomerates -- 3.0%
        90,500    General Electric Co.                                                                       8,235,500
-----------------------------------------------------------------------------------------------------------------------
Construction -- 0.5%
        39,500    Centex Corp.                                                                               1,491,125
-----------------------------------------------------------------------------------------------------------------------
Consumer Products -- 3.4%
        90,000    Avery Dennison Corp.+                                                                      4,837,500
       140,000    Premark International, Inc.                                                                4,515,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,352,500
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  7

=======================================================================================================================
Schedule of Investments (unaudited)(continued)                                                            June 30, 1998
=======================================================================================================================

    SHARES                                               SECURITY                                              VALUE
=======================================================================================================================
Entertainment -- 3.6%
       142,000    Carnival Corp.                                                                          $  5,626,750
        75,000    Viacom Inc.+*                                                                              4,368,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,995,500
-----------------------------------------------------------------------------------------------------------------------
Financial Services -- 2.6%
        63,000    American Express Co.                                                                       7,182,000
-----------------------------------------------------------------------------------------------------------------------
Foods -- 3.6%
        83,000    Bestfoods                                                                                  4,819,188
       200,000    Sysco Corp.                                                                                5,125,000
         7,700    Vlasic Foods International Inc.*                                                             154,962
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            10,099,150
-----------------------------------------------------------------------------------------------------------------------
Health Care -- 9.1%
        70,300    Bristol-Myers Squibb Co.                                                                   8,080,106
        75,000    Eli Lilly & Co.                                                                            4,954,687
       161,000    Mylan Laboratories+                                                                        4,840,063
        80,000    Schering-Plough Corp.                                                                      7,330,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            25,204,856
-----------------------------------------------------------------------------------------------------------------------
Insurance -- 5.3%
       158,000    AFLAC Inc.                                                                                 4,789,375
        51,000    Allstate Corp.                                                                             4,669,687
        64,000    Chubb Corp.                                                                                5,144,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            14,603,062
-----------------------------------------------------------------------------------------------------------------------
Manufacturing -- 2.3%
       133,000    Crane Co.                                                                                  6,458,813
-----------------------------------------------------------------------------------------------------------------------
Retail/Miscellaneous -- 6.6%
       100,000    Bed Bath & Beyond+*                                                                        5,181,250
       104,000    Dayton-Hudson Corp.                                                                        5,044,000
       101,500    General Nutrition Companies, Inc.*                                                         3,159,188
       200,000    TJX Cos., Inc.                                                                             4,825,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            18,209,438
-----------------------------------------------------------------------------------------------------------------------
Security Systems & Services -- 3.0%
       133,000    Tyco International Ltd.                                                                    8,379,000
-----------------------------------------------------------------------------------------------------------------------
Telecommunications -- 11.6%
        90,000    AT&T Corp.                                                                                 5,141,250
        94,650    Century Telephone Enterprises Inc.                                                         4,342,069
       160,000    Hilton Hotels Corp.                                                                        4,560,000
        72,000    Lucent Technologies Inc.                                                                   5,989,500
       442,000    Paging Network, Inc.                                                                       6,188,000
        85,000    Tellabs, Inc.+*                                                                            6,088,125
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            32,308,944
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

=======================================================================================================================
Schedule of Investments (unaudited)(continued)                                                            June 30, 1998
=======================================================================================================================

    SHARES                                               SECURITY                                              VALUE
=======================================================================================================================
Tobacco -- 0.7%
        50,000    Phillip Morris Cos., Inc.                                                               $  1,968,750
-----------------------------------------------------------------------------------------------------------------------
Utilities -- 3.2%
       130,500    American Water Works Inc.+                                                                 4,045,500
        71,000    Coastal Corp.                                                                              4,956,688
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,002,188
-----------------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $231,792,087)                                                                   270,920,200
=======================================================================================================================
      FACE
     AMOUNT                                                        SECURITY                                 VALUE
=======================================================================================================================
REPURCHASE AGREEMENT -- 2.5%
    $6,996,000    Goldman, Sachs & Co., 5.650% due 7/1/98; Proceeds at maturity -- $6,997,098;
                  (Fully collateralized by U.S. Treasury Notes, 5.375% due 6/30/00;
                  Market value -- $7,161,826) (Cost -- $6,996,000)                                            6,996,000
=======================================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $238,788,087**)                                                                $277,916,200
=======================================================================================================================

+    A portion of this security is on loan (See Note 6).

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  9

=======================================================================================
Statement of Assets and Liabilities (unaudited)                           June 30, 1998
=======================================================================================
ASSETS:
     Investments, at value (Cost-- $238,788,087)                         $ 277,916,200
     Cash                                                                          207
     Collateral for securities loaned (Note 6)                              56,374,895
     Receivable for securities sold                                          2,466,034
     Dividends and interest receivable                                         290,795
     Receivable for Fund shares sold                                            83,313
--------------------------------------------------------------------------------------
     Total Assets                                                          337,131,444
--------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities loaned (Note 6)                                 56,374,895
     Management fees payable                                                   237,022
     Accrued expenses                                                          196,433
--------------------------------------------------------------------------------------
     Total Liabilities                                                      56,808,350
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 280,323,094
======================================================================================

NET ASSETS:
     Par value of capital shares                                         $      17,921
     Capital paid in excess of par value                                   235,911,581
     Accumulated net investment loss                                          (546,768)
     Accumulated net realized gain on security transactions                  5,812,247
     Net unrealized appreciation of investments                             39,128,113
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 280,323,094
======================================================================================

Shares Outstanding:
     Class A                                                                 4,808,946
     ---------------------------------------------------------------------------------
     Class B                                                                 3,177,151
     ---------------------------------------------------------------------------------
     Class L                                                                    11,562
     ---------------------------------------------------------------------------------
     Class Y                                                                 9,923,602
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                             $15.66
     ---------------------------------------------------------------------------------
     Class B *                                                                  $15.41
     ---------------------------------------------------------------------------------
     Class L **                                                                 $15.45
     ---------------------------------------------------------------------------------
     Class Y (and redemption price)                                             $15.71
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)          $16.48
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $15.61
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended June 30, 1998
================================================================================

INVESTMENT INCOME:
     Dividends                                                    $   1,168,864
     Interest                                                           114,522
-------------------------------------------------------------------------------
     Total Investment Income                                          1,283,386
-------------------------------------------------------------------------------

EXPENSES:
     Management fees (Note 2)                                         1,271,470
     Distribution fees (Note 2)                                         315,210
     Shareholder and system servicing fees                              104,907
     Registration fees                                                   51,762
     Shareholder communications                                          45,322
     Custody                                                             14,873
     Directors' fees                                                     10,511
     Audit and legal                                                     10,125
     Other                                                                1,240
-------------------------------------------------------------------------------
     Total Expenses                                                   1,825,420
-------------------------------------------------------------------------------

Net Investment Loss                                                    (542,034)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                         129,214,835
        Cost of securities sold                                     122,273,891
-------------------------------------------------------------------------------
     Net Realized Gain                                                6,940,944
-------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                           5,740,372
        End of period                                                39,128,113
-------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                         33,387,741
-------------------------------------------------------------------------------
Net Gain on Investments                                              40,328,685
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  39,786,651
===============================================================================




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 11

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                                      1998             1997
===============================================================================================
OPERATIONS:
     Net investment income (loss)                                $    (542,034)   $      17,007
     Net realized gain                                               6,940,944        7,329,771
     Increase in net unrealized appreciation                        33,387,741          583,993
-----------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                         39,786,651        7,930,771
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                  --               --
     Net realized gains                                                (50,134)     (11,559,383)
-----------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders         (50,134)     (11,559,383)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                               30,674,518      133,291,179
     Net asset value of shares issued for reinvestment
        of dividends                                                    22,354        8,286,604
     Cost of shares reacquired                                     (15,177,807)     (28,383,356)
-----------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions            15,519,065      113,194,427
-----------------------------------------------------------------------------------------------
Increase in Net Assets                                              55,255,582      109,565,815

NET ASSETS:
     Beginning of period                                           225,067,512      115,501,697
-----------------------------------------------------------------------------------------------
     End of period*                                              $ 280,323,094    $ 225,067,512
===============================================================================================
* Includes accumulated net investment loss of:                       $(546,768)         $(4,734)
===============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Concert Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Special Equities Fund, Smith Barney Contrarian Fund (formerly known as Smith Barney Managed Growth Fund), Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports except for, the Smith Barney Hansberger Global Value Fund and Smith Barney Global Small Cap Value Fund whose annual reports are dated April 30, 1998 and semiannual reports will be dated October 31, 1998.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated using the specific identification method; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 13

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

as investment manager of the Fund. Effective May 1, 1998, the Portfolio pays MMC a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. Prior to May 1, 1998, the Portfolio paid a management fee of 1.00% on average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SB received no brokerage commissions.

On June 12, 1998, the Fund's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 1998, SB received sales charges of approximately $415,000 and $7,000 on Class A and Class L shares, respectively. In addition, CDSCs paid to SB were approximately:

                                     Class A         Class B        Class L
================================================================================
CDSCs                                 $1,000         $180,000        $5,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively.

For the six months ended June 30, 1998, total Distribution Plan fees incurred by the Portfolio were:

                                     Class A         Class B        Class L
================================================================================
Distribution Plan Fees                $88,243        $226,008        $959
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $142,304,774
--------------------------------------------------------------------------------
Sales                                                               129,214,835
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $41,789,200
Gross unrealized depreciation                                        (2,661,087)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $39,128,113
================================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

5.   Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Portfolio had no purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1998, the Portfolio did not write any call or put options.

6.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.



--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At June 30, 1998, the Portfolio loaned common stocks having a value of approximately $53,168,939 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
   Banque Paribas, 6.500% due 7/1/98                                 $12,590,655
   Deutsche Bank, 7.000% due 7/1/98                                   10,236,305
   Svenska Handelsbank, 6.500% due 7/1/98                             10,236,305
   Toronto Dominion, 6.500% due 7/1/98                                10,236,305
Repurchase Agreements:
   Goldman, Sachs & Co., 6.250% due 7/1/98                             6,421,727
   Morgan Stanley, 6.250% due 7/1/98                                   6,653,598
--------------------------------------------------------------------------------
Total                                                                $56,374,895
================================================================================

7.   Capital Shares

At June 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Portfolio adopted the renaming of existing Class C shares as Class L shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                   Class A            Class B           Class L           Class Y
====================================================================================================
Total Paid-in Capital             $59,915,127       $41,022,510        $157,306        $134,834,559
====================================================================================================

Transactions in shares of each class were as follows:

                                        Six Months Ended                  Year Ended
                                         June 30, 1998                December 31, 1997
                                   -------------------------     ---------------------------
                                     Shares        Amount           Shares        Amount
============================================================================================
Class A
Shares sold                          486,926    $  7,256,664         823,568    $ 11,212,798
Shares issued on reinvestment            860          13,443         392,203       5,090,795
Shares redeemed                     (702,726)    (10,286,617)     (1,422,997)    (19,747,407)
--------------------------------------------------------------------------------------------
Net Decrease                        (214,940)   $ (3,016,510)       (207,226)   $ (3,443,814)
============================================================================================
Class B
Shares sold                          325,324    $  4,778,691         412,466    $  5,613,217
Shares issued on reinvestment            577           8,878         248,022       3,182,124
Shares redeemed                     (334,307)     (4,825,755)       (615,046)     (8,397,187)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)               (8,406)   $    (38,186)         45,442    $    398,154
============================================================================================
Class L+
Shares sold                              587    $      8,078           6,939    $     94,859
Shares issued on reinvestment              2              33           1,063          13,685
Shares redeemed                       (4,342)        (65,435)         (5,306)        (71,932)
--------------------------------------------------------------------------------------------
Net Increase (Decrease)               (3,753)   $    (57,324)          2,696    $     36,612
============================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

                                        Six Months Ended                    Year Ended
                                         June 30, 1998                 December 31, 1997*
                                   --------------------------      ---------------------------
                                     Shares        Amount            Shares         Amount
==============================================================================================
Class Y
Shares sold                         1,325,637   $  18,631,085       8,609,967    $ 116,370,305
Shares issued on reinvestment              --              --              --               --
Shares redeemed                            --              --         (12,002)        (166,830)
----------------------------------------------------------------------------------------------
Net Increase                        1,325,637   $  18,631,085       8,597,965    $ 116,203,475
==============================================================================================

* Transactions for Class Y shares, for the period from October 15, 1997 (inception date) to December 31, 1997.



--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 17

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                             1998(1)           1997           1996          1995(2)
================================================================================================
Net Asset Value, Beginning of Period       $13.41           $13.80         $14.31         $13.36
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)             (0.03)            0.03           0.01           0.03
   Net realized and unrealized gain          2.28             0.65           1.85           1.87
------------------------------------------------------------------------------------------------
Total Income From Operations                 2.25             0.68           1.86           1.90
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --               --          (0.11)         (0.02)
   Net realized gains                       (0.00)*          (1.07)         (2.26)         (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.00)           (1.07)         (2.37)         (0.95)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.66           $13.41         $13.80         $14.31
------------------------------------------------------------------------------------------------
Total Return                                16.80%++          5.18%         13.96%         14.61%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $75,304          $67,349        $72,180        $57,693
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.57%+           1.67%          1.78%          1.72%+
   Net investment income (loss)             (0.57)+           0.22           0.13           0.46+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        51%             227%           183%            51%
------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05            $0.05          $0.06          $0.06
================================================================================================

Class B Shares                             1998(1)           1997           1996          1995(2)
================================================================================================
Net Asset Value, Beginning of Period       $13.24           $13.74         $14.27         $13.36
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment loss                      (0.09)           (0.07)         (0.09)         (0.02)
   Net realized and unrealized gain          2.26             0.64           1.84           1.86
------------------------------------------------------------------------------------------------
Total Income From Operations                 2.17             0.57           1.75           1.84
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --               --          (0.02)            --
   Net realized gains                       (0.00)*          (1.07)         (2.26)         (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.00)           (1.07)         (2.28)         (0.93)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.41           $13.24         $13.74         $14.27
------------------------------------------------------------------------------------------------
Total Return                                16.41%++          4.40%         13.12%         14.15%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $48,950          $42,172        $43,148        $32,685
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  2.31%+           2.42%          2.53%          2.46%+
   Net investment loss                      (1.31)+          (0.53)         (0.63)         (0.27)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        51%             227%           183%            51%
------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05            $0.05          $0.06          $0.06
================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2)  For the period from July 3, 1995 (inception date) to December 31, 1995.

*    Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class L Shares(1)                          1998(2)          1997           1996          1995(3)
================================================================================================
Net Asset Value, Beginning of Period       $13.28           $13.78         $14.29         $14.05
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)             (0.12)           (0.05)         (0.08)          0.01
   Net realized and unrealized gain          2.29             0.62           1.85           1.16
------------------------------------------------------------------------------------------------
Total Income From Operations                 2.17             0.57           1.77           1.17
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --               --          (0.02)            --
   Net realized gains                       (0.00)*          (1.07)         (2.26)         (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                         (0.00)           (1.07)         (2.28)         (0.93)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $15.45           $13.28         $13.78         $14.29
------------------------------------------------------------------------------------------------
Total Return                                16.36%++          4.38%         13.24%          8.69%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $178             $203           $174            $88
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  2.32%+           2.41%          2.40%          2.29%+
   Net investment income (loss)             (1.33)+          (0.53)         (0.48)          0.13+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        51%             227%           183%            51%
------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05            $0.05          $0.06          $0.06
================================================================================================

Class Y Shares                                                             1998(2)       1997(4)
================================================================================================
Net Asset Value, Beginning of Period                                       $13.42         $14.86
------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                                                     0.01           0.01
   Net realized and unrealized
      gain (loss)                                                            2.28          (0.38)
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                          2.29          (0.37)
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                                                       (0.00)*        (1.07)
------------------------------------------------------------------------------------------------
Total Distributions                                                         (0.00)         (1.07)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $15.71         $13.42
------------------------------------------------------------------------------------------------
Total Return                                                                17.08%++       (2.25)%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                         $155,891       $115,343
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                                  1.07%+         1.10%+
   Net investment income (loss)                                             (0.06)+         0.62+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                        51%           227%
------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions                                              $0.05          $0.05
================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3)  For the period from August 8, 1995 (inception date) to December 31, 1995.

(4)  For the period from October 15, 1997 (inception date) to December 31, 1997.

*    Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 19

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.   To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                    Shares Voted                  Percentage                  Shares Voted               Percentage
Name of Directors                        For                     Shares Voted                    Against                Shares Voted
====================================================================================================================================
Paul R. Ades                        110,457,871.145                  96.547%                   3,950,761.251                3.453%
Herbert Barg                        110,299,351.998                  96.408                    4,109,280.398                3.592
Dwight B. Crane                     110,443,765.891                  96.534                    3,964,866.505                3.466
Frank G. Hubbard                    110,456,573.292                  96.546                    3,952,059.104                3.454
Jerome Miller                       110,457,232.652                  96.546                    3,951,399.744                3.454
Ken Miller                          110,449,857.597                  96.540                    3,958,774.799                3.460
Heath B. McLendon                   110,401,492.247                  96.498                    4,007,140.149                3.502
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================================================================
M           Diversification                                                                                                 Approved
M           Industry Concentration                                                                                          Approved
M           Borrowing                                                                                                       Approved
M           Lending by the Portfolio                                                                                        Approved
R           Purchase of Securities on Margin                                                                                Approved
M           Purchase or Sale of Real Estate                                                                                 Approved
R           Investment in Restricted and Illiquid Securities                                                                Approved
R           Investments in Unseasoned Issuers                                                                               Approved
E           Restricting the Purchase of Securities of an Issuer                                                             Approved
R           Purchase of Securities of Other Investment Companies                                                            Approved
R           Exercising Control or Management                                                                                Approved
R           Investments in Oil, Gas or Other Mineral Exploration                                                            Approved
E           Participation in Joint Trading Accounts                                                                         Approved
R           Purchase or Sale of Puts, Calls and Combinations Thereof                                                        Approved
====================================================================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                              Percentage                                    Percentage                                   Percentage
    Shares Voted               of Shares              Shares Voted           of Shares                Shares              of Shares
         For                     Voted                   Against               Voted                Abstaining              Voted
====================================================================================================================================
   11,840,303.286               89.243%                515,518.524            3.886%                991,668.917            6.871%
====================================================================================================================================

--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

Concert Peachtree
Growth Fund

Directors                               Investment Manager
Paul R. Ades                            Mutual Management Corp.
Herbert Barg
Dwight B. Crane                         Distributor
Frank G. Hubbard                        Smith Barney Inc.
Heath B. McLendon, Chairman             PFS Distributor, Inc.
Jerome Miller
Ken Miller                              Custodian
                                        PNC Bank, N.A.
Allan G. Johnson, Emeritus
John F. White, Emeritus                 Shareholder Servicing Agent
                                        First Data Investor Services Group, Inc.
                                        P.O. Box 9134
Officers                                Boston, MA 02205-9134
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer     This report is submitted for the
                                        general information of shareholders of
Dennis A. Johnson                       Concert Peachtree Growth Fund. It is
President and Chief Investment Officer  not for distribution to prospective
Peachtree Asset Management              investors unless accompanied by a
                                        current Prospectus for the Fund, which
Thomas M. Reynolds                      contains information concerning the
Controller                              Fund's investment policies and
                                        expenses as well as other pertinent
Christina T. Sydor                      information.
Secretary


                                        SMITH BARNEY
                                        ------------
                                        A Member of TravelersGroup[LOGO]

                                        Concert Peachtree
                                        Growth Fund
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com



                                        FD01155 8/98

                               [GRAPHIC]


                               Smith Barney
                               Government
                               Securities Fund


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------

                               June 30, 1998



                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Everday.(SM)

Smith Barney                      [PHOTO]             [PHOTO]
Government
Securities Fund                   HEATH B.            JAMES E.
                                  MCLENDON            CONROY

                                  Chairman            Vice President and
                                                      Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Government Securities Fund ("Fund") for the period ended June 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow.

Performance Update

For the six months ended June 30, 1998, the Fund posted a total return of 3.38% for Class A shares without sales charges. In comparison, the Fund's performance was roughly in line with the 3.62% average return for general U.S. government funds for the same period according to Lipper Analytical Services, Inc. (Lipper is an independent fund-tracking organization.) In addition, during the six months ended June 30, 1998, the Fund distributed dividends totaling $0.28 per Class A share. For performance information on the Fund's other share classes, please turn to page five.

Investment Strategy

The Fund seeks high current return by investing primarily in obligations of, or guaranteed, by the U.S. government, its agencies or instrumentalities. We are concerned about income from the standpoint of paying dividends to shareholders, but our overriding concern is doing what's right for shareholders in the context of current market conditions. For example, if interest rates are going lower, we are not going to defy the market and buy high-income coupon securities that typically do not perform well when interest rates are going down. Rather, we would buy securities that reflect lower interest rates.

To this end, we have shifted the Fund's emphasis toward mortgage-backed securities ("MBS") and away from U.S. Treasury securities. As of June 30, 1998, MBS represented approximately 61% of the Fund's holdings (with U.S. Treasury securities making up the remaining roughly 39%) compared to 23% as of December 31, 1997. In our view, there currently is little relative value to be found in U.S. Treasury securities due to the flatness of the yield curve. (The yield


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        1
curve shows the difference in yields between short-term and long-term fixed-income securities.)

Instead, we have adopted an interest rate strategy incorporating our expectation of further interest rate declines. We believe that the Fund's MBS holdings should help to maximize its income potential. In the coming months, we will continue to closely monitor prepayment trends and will make further adjustments if warranted.

Market Update and Outlook

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds and helped send U.S. interest rates to historical lows.

As can be seen from the chart below, interest rates have continued to decline during the past six months:

Yields from U.S. Treasuries

                                      12/31/97    6/30/98
                                      --------    -------
       90-Day U.S. Treasury Bill        5.34%      5.09%
       2-Year U.S. Treasury Note        5.64       5.47
       5-Year U.S. Treasury Note        5.70       5.46
       10-Year U.S. Treasury Bond       5.74       5.45
       30-Year U.S. Treasury Bond       5.92       5.62

It has been more than a year since the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of non-performing loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. We believe that foreign investors, whose holdings of U.S. Treasury securities has nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields that they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
securities in 1998 is expected to be substantially less than in 1997 and auctions of 3-year U.S. Treasury notes have been eliminated altogether. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new historic lows.

For its part, the Federal Reserve Board ("Fed") has chosen to remain on the sidelines. At its meetings in March 1998 and May 1998, the Federal Open Market Committee ("FOMC"), the Fed's policy-making panel, elected to leave short-term interest rates unchanged. However, the FOMC did indicate a bias toward tightening monetary policy on fears that persistent strength in the U.S. economy would soon lead to a pick-up in inflationary pressures. The FOMC also ended its July 1998 meeting without action but has not yet released details of its decision.

Fed Chairman Alan Greenspan has cited a number of crosscurrents in the U.S. economy that has led the FOMC to adopt a wait-and-see attitude. By many traditional measures, U.S. economic growth has been quite robust. The U.S. economy grew at an annualized rate of 5.4% in the first quarter of 1998 compared to the 3.7% annual rate for 1997 and unemployment dropped to a mere 4.3% in April 1998, the lowest level in decades. This vigorous growth has led to increased concern that demand might soon outpace capacity and lead to price increases.

However, we share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, in recent months, conditions in Asian financial markets have deteriorated even further since the crisis began. Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

Looking ahead, we view the U.S. bond market as very attractive. With currently low interest rates and mortgage prepayments at their highest since 1993, some would argue that interest rates should not decline further. In our view, there is evidence that suggests interest rates could drop even more. Real interest rates (the interest rate after subtracting the effects of inflation) are approaching 4% compared to a historical norm of 2.75%.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        3

Moreover, there are a number of reasons to expect a slowdown in U.S. economic growth and therefore diminishing the threat of higher inflation. We believe that the U.S. has yet to feel the full impact of the Asian crisis and the accompanying narrowing of corporate profit margins. In addition, we do not believe that business investment and home building can sustain their recent energetic pace. For all of the above reasons, we remain very positive on the prospects for U.S. government agency securities.

In closing, thank you for investing in the Smith Barney Government Securities Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,



/s/ HEATH B. MCLENDON       /s/ JAMES E. CONROY

Heath B. McLendon           James E. Conroy
Chairman                    Vice President and
                            Investment Officer

July 14, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================
                                             Net Asset Value
                                         --------------------------
                                         Beginning           End           Income         Capital Gain      Return         Total
Period Ended                             of Period        of Period       Dividends       Distributions   of Capital     Returns(1)
====================================================================================================================================
6/30/98                                   $9.75              $9.79          $0.28             $0.00         $0.00          3.38%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                   9.34               9.75           0.60              0.00          0.00         11.23
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                   9.77               9.34           0.59              0.00          0.01          1.96
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                   9.17               9.77           0.69              0.00          0.00         14.50
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                                  10.01               9.17           0.49              0.00          0.07         (2.76)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                                   9.69              10.01           0.72              0.00          0.00         10.87
------------------------------------------------------------------------------------------------------------------------------------
Inception* - 12/31/92                      9.56               9.69           0.08              0.00          0.02          2.41+
====================================================================================================================================
Total                                                                       $3.45             $0.00         $0.10
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================
                                             Net Asset Value
                                         --------------------------
                                         Beginning           End           Income         Capital Gain      Return         Total
Period Ended                             of Period        of Period       Dividends       Distributions   of Capital     Returns(1)
====================================================================================================================================
6/30/98                                   $9.79              $9.81          $0.27             $0.00         $0.00         3.05%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                   9.38               9.79           0.57              0.00          0.00         10.82
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                   9.81               9.38           0.54              0.00          0.01          1.42
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                   9.17               9.81           0.60              0.00          0.00         13.87
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                                  10.01               9.17           0.45              0.00          0.07         (3.25)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                                   9.68              10.01           0.67              0.00          0.00         10.45
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                                   9.81               9.68           0.53              0.00          0.11          5.45
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                                   9.11               9.81           0.63              0.00          0.08         16.28
------------------------------------------------------------------------------------------------------------------------------------
12/31/90                                   9.25               9.11           0.68              0.00          0.06          6.99
------------------------------------------------------------------------------------------------------------------------------------
12/31/89                                   8.75               9.25           0.70              0.00          0.03         14.58
------------------------------------------------------------------------------------------------------------------------------------
12/31/88                                   8.90               8.75           0.74              0.00          0.00          6.75
====================================================================================================================================
Total                                                                       $6.38             $0.00         $0.36
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class L Shares
====================================================================================================================================
                                             Net Asset Value
                                         --------------------------
                                         Beginning           End           Income         Capital Gain      Return         Total
Period Ended                             of Period        of Period       Dividends       Distributions   of Capital     Returns(1)
====================================================================================================================================
6/30/98                                   $9.78              $9.80          $0.27             $0.00         $0.00          3.06%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                   9.38               9.78           0.57              0.00          0.00         10.75
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                   9.81               9.38           0.55              0.00          0.01          1.47
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                                   9.17               9.81           0.61              0.00          0.00         13.93
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                                  10.01               9.17           0.45              0.00          0.07         (3.25)
------------------------------------------------------------------------------------------------------------------------------------
Inception* - 12/31/93                      9.90              10.01           0.61              0.00          0.00          7.36+
====================================================================================================================================
Total                                                                       $3.06             $0.00         $0.08
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        5

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================
                                             Net Asset Value
                                         --------------------------
                                         Beginning           End           Income         Capital Gain      Return         Total
Period Ended                             of Period        of Period       Dividends       Distributions   of Capital     Returns(1)
====================================================================================================================================
6/30/98                                    $9.76            $9.79          $0.30             $0.00          $0.00          3.47%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                    9.34             9.76           0.63              0.00           0.00          11.73
------------------------------------------------------------------------------------------------------------------------------------
Inception* - 12/31/96                       9.71             9.34           0.56              0.00           0.01           2.30+
====================================================================================================================================
Total                                                                      $1.49             $0.00          $0.01
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                                           Without Sales Charge(1)
                                                                    ----------------------------------------------------------------
                                                                    Class A             Class B          Class L           Class Y
====================================================================================================================================
Six Months Ended 6/30/98+                                             3.38%              3.05%              3.06%            3.47%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                                   11.21              10.70              10.61            11.51
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                                              6.11               5.60               5.65              N/A
------------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                N/A               7.97                N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                                            7.23               8.16               6.06             7.26
====================================================================================================================================

                                                                                           Without Sales Charge(2)
                                                                    ----------------------------------------------------------------
                                                                    Class A             Class B          Class L           Class Y
====================================================================================================================================
Six Months Ended 6/30/98+                                            (1.28)%            (1.45)%            1.02%              3.47%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                                    6.21               6.20              8.56              11.51
------------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 6/30/98                                              5.13               5.44              5.44                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 6/30/98                                                N/A               7.97               N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                                            6.36               8.16              5.86               7.26
====================================================================================================================================

--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Cumulative Total Return
====================================================================================================================================

                                                                                                             Without Sales Charge(1)
====================================================================================================================================
Class A (Inception* through 6/30/98)                                                                                          48.34%
------------------------------------------------------------------------------------------------------------------------------------
Class B (6/30/88 through 6/30/98)                                                                                            115.33
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                                                                                          37.42
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                                                                                          18.27
====================================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are November 6, 1992, March 20, 1984, February 4, 1993, and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        7

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class B Shares of
                   the Smith Barney Government Securities Fund
                    vs. Lehman Brothers Government Bond Index
             and Lipper General U.S. Government Peer Group Average+

--------------------------------------------------------------------------------
                             June 1988 -- June 1998


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Smith Barney               Lehman Brothers            Lipper General U.S.
             Government Securities          Government Bond              Government Peer
                     Fund                        Index                    Group Average
             ---------------------          ---------------            -------------------
6/88                $10,000                     $10,000                      $10,000
12/88               $ 9,719                     $10,265                      $10,221
12\89               $11,238                     $11,725                      $11,487
12\90               $12,151                     $12,746                      $12,412
12\91               $14,278                     $14,698                      $14,220
12\92               $15,167                     $15,760                      $15,123
12\93               $16,863                     $17,440                      $16,526
12\94               $16,326                     $16,850                      $15,796
12\95               $18,592                     $19,941                      $18,609
12\96               $18,855                     $20,494                      $18,926
12\97               $20,895                     $22,459                      $20,620
6\98                $21,533                     $23,398                      $21,366

+ Hypothetical illustration of $10,000 invested in Class B shares on June 30, 1988, assuming reinvestment of dividends and capital gains, if any, at net asset value through June 30, 1998. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Fund's peer group of 194 mutual funds investing in U.S. Government securities as of June 30, 1998. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Portfolio Highlights (unaudited)                                   June 30, 1998
================================================================================


Portfolio Breakdown

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                               Percentage
                               ----------
Cash Equivalent                     0.6%
U.S. Governement and
 Agency Obligations                38.7%
Mortgage-Backed Securities         60.7%


U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities and include such instruments as Treasury notes, bills and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. Government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        9

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                    June 30, 1998
====================================================================================================================================
            FACE
           AMOUNT                            SECURITY                                                                      VALUE
====================================================================================================================================
MORTGAGE-BACKED SECURITIES -- 60.7%
        $113,436,814       FNMA Balloon, 7 Year, 6.000% due 5/1/05+                                                     $113,188,388
                 742       FNMA 30 Year, 8.000% due 6/1/07                                                                       766
          54,450,003       FNMA Dwarf, 15 Year, 6.000% due 7/1/13+                                                        53,905,504
          61,972,889       FNMA 30 Year, 6.000% due 4/1/28                                                                60,365,312
             106,257       GNMA 30 Year, 11.000% due 10/15/10+                                                               119,240
              21,832       GNMA 30 Year, 10.000% due 3/15/16                                                                  23,865
              60,721       GNMA 30 Year, 10.500% due 3/15/16                                                                  66,547
          70,357,257       GNMA 30 Year, 9.000% due 12/15/17                                                              76,117,406
             224,661       GNMA 30 Year, 9.500% due 5/15/20+                                                                 242,773
           1,025,399       GNMA 30 Year, 8.000% due 9/15/26+                                                               1,063,206
          57,219,831       GNMA 30 Year, 6.500% due 4/15/28+                                                              57,129,997
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL MORTGAGE-BACKED SECURITIES
                           (Cost-- $356,427,770)                                                                         362,223,004
====================================================================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 38.7%
         157,000,000       U.S. Treasury Strips, zero coupon due 5/15/03                                                 120,641,940
          80,000,000       U.S. Treasury Strips, zero coupon due 5/15/09                                                  42,404,800
           5,000,000       FNMA Global Bond, 6.350% due 11/23/01                                                           5,033,900
         161,000,000       FNMA P-Strips, zero coupon due 7/5/14                                                          63,063,700
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost -- $227,576,440)                                                                        231,144,340
====================================================================================================================================
REPURCHASE AGREEMENT -- 0.6%
           3,293,000       Goldman, Sachs & Co., 5.645% due 7/1/98; Proceeds at maturity --
                           $3,293,516 (Fully collateralized by U.S. Treasury Note, 5.375% due
                           6/30/00; Market value -- $3,360,426) (Cost -- $3,293,000)                                       3,293,000
====================================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $587,297,210*)                                                                       $596,660,344
====================================================================================================================================

+ Date shown represents the last in range of maturity dates of mortgage certificates owned.

*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

=====================================================================================
Statement of Assets and Liabilities (unaudited)                         June 30, 1998
=====================================================================================
ASSETS:
     Investments, at value (Cost--$587,297,210)                         $ 596,660,344
     Cash                                                                         157
     Receivable for Fund shares sold                                        2,416,399
     Dividends and interest receivable                                      2,032,433
-------------------------------------------------------------------------------------
     Total Assets                                                         601,109,333
-------------------------------------------------------------------------------------
LIABILITIES:
     Investment advisory fees payable                                         184,752
     Administration fees payable                                              109,124
     Distribution fees payable                                                 54,042
     Accrued expenses                                                          86,631
-------------------------------------------------------------------------------------
     Total Liabilities                                                        434,549
-------------------------------------------------------------------------------------
Total Net Assets                                                         $600,674,784
=====================================================================================
NET ASSETS:
     Par value of capital shares                                             $ 61,347
     Capital paid in excess of par value                                  644,643,045
     Overdistributed net investment income                                 (1,681,566)
     Accumulated net realized loss from
      security transactions and futures contracts                         (51,711,176)
     Net unrealized appreciation of investments                             9,363,134
-------------------------------------------------------------------------------------
Total Net Assets                                                         $600,674,784
=====================================================================================
Shares Outstanding:
     Class A                                                               35,708,666
-------------------------------------------------------------------------------------
     Class B                                                                9,014,778
-------------------------------------------------------------------------------------
     Class L                                                                  257,566
-------------------------------------------------------------------------------------
     Class Y                                                               16,365,654
-------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                             $9.79
-------------------------------------------------------------------------------------
     Class B*                                                                   $9.81
-------------------------------------------------------------------------------------
     Class L**                                                                  $9.80
-------------------------------------------------------------------------------------
     Class Y (and redemption price)                                             $9.79
-------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)         $10.25
-------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $9.90
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       11

==============================================================================================
Statement of Operations (unaudited)
==============================================================================================
For the Six Months Ended June 30, 1998
INVESTMENT INCOME:
     Interest                                                                     $18,651,926
     Less: Interest expense                                                          (494,939)
----------------------------------------------------------------------------------------------
     Total Investment Income                                                       18,156,987
----------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                              1,013,845
     Distribution fees (Note 2)                                                       799,667
     Administration fees (Note 2)                                                     579,340
     Shareholder and system servicing fees                                            182,865
     Directors' fees                                                                   26,638
     Registration fees                                                                 18,019
     Audit and legal                                                                   17,132
     Custody                                                                           11,961
     Other                                                                              8,931
----------------------------------------------------------------------------------------------
     Total Expenses                                                                 2,658,398
----------------------------------------------------------------------------------------------
Net Investment Income                                                              15,498,589
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain From:
      Security transactions (excluding short-term securities)                       3,757,938
      Futures contracts                                                               345,133
----------------------------------------------------------------------------------------------
     Net Realized Gain                                                              4,103,071
----------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments:
       Beginning of period                                                          9,817,165
       End of period                                                                9,363,134
----------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                         (454,031)
----------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                       3,649,040
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $19,147,629
==============================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997

                                                               1998              1997
=========================================================================================
OPERATIONS:
   Net investment income                                    $15,498,589       $33,459,221
   Net realized gain                                          4,103,071        13,136,258
   Increase (decrease) in net unrealized appreciation          (454,031)       11,264,896
-----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                    19,147,629        57,860,375
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                    (17,164,506)      (34,333,513)
-----------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                          (17,164,506)      (34,333,513)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
   Net proceeds from sale of shares                          70,419,944        90,813,629
   Net asset value of shares issued for
     reinvestment of dividends                                8,677,317        19,911,054
   Cost of shares reacquired                                (55,022,153)     (111,201,650)
-----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                 24,075,108          (476,967)
-----------------------------------------------------------------------------------------
Increase in Net Assets                                       26,058,231        23,049,895
NET ASSETS:
   Beginning of period                                      574,616,553       551,566,658
-----------------------------------------------------------------------------------------
   End of period*                                          $600,674,784      $574,616,553
=========================================================================================
*  Includes overdistributed net investment income of:       $(1,681,566)         $(15,649)
=========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       13

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and six other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Special Equities, Smith Barney Contrarian (formerly known as Smith Barney Managed Growth Fund), Concert Peachtree Growth, Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports with the exception of the Smith Barney Hansberger Global Value and Smith Barney Hansberger Global Small Cap Value Funds whose annual reports are dated April 30, 1998 and semi-annual reports will be dated October 31, 1998.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Government Agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $858,643 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

change; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Portfolio. The Portfolio pays MMC an advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

MMC also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the six months ended June 30, 1998, SB received sales charges of $49,000


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

and $1,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SB were:

                                                            Class A     Class B
================================================================================
CDSCs                                                       $4,000      $43,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred were:

                                          Class A        Class B      Class L
================================================================================
Distribution Plan Fees                    $441,828       $349,853     $7,986
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $1,042,046,979
--------------------------------------------------------------------------------
Sales                                                             1,008,295,258
================================================================================

At June 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $9,363,134
Gross unrealized depreciation                                                 --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $9,363,134
================================================================================

4.   Capital Loss Carryforward

At December 31, 1997, the Portfolio had, for Federal tax purposes, approximately $55,814,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                      2002           2003
================================================================================
Capital Loss Carryforward                        $55,619,000       $195,000
================================================================================

5.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6.   Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended June 30, 1998, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                         $149,940,000
--------------------------------------------------------------------------------
Average amount outstanding                                         $ 91,556,875
================================================================================

Interest rates on reverse repurchase agreements ranged from 3.98% to 5.02% during the period. Interest expense on reverse repurchase agreements totalled $494,939. The Portfolio had no open reverse repurchase agreements at June 30, 1998.

7.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       17

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, the Portfolio had no open futures contracts.

8.   Options Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Portfolio had no purchased put or call options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the

--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 1998, the Portfolio did not write any options.

9.   Securities Traded on a When-Issued or
     To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At June 30, 1998, the Portfolio held no TBA securities.

10.  Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Portfolio had no securities on loan.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

11.  Capital Shares

At June 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At June 30, 1998, total paid-in capital amounted to the following for each class:

                             Class A           Class B            Class L          Class Y
==============================================================================================
Total Paid-in Capital      $323,896,707      $162,597,487        $2,457,189      $155,753,009
==============================================================================================

Transactions in shares of each class were as follows:

                                            Six Months Ended                        Year Ended
                                             June 30, 1998                        December 31, 1997
                                      ----------------------------         -----------------------------
                                       Shares            Amount              Shares            Amount
========================================================================================================
Class A
Shares sold                           1,470,636       $ 14,377,503          1,119,519       $  9,991,176
Shares issued on reinvestment           705,654          6,878,097          1,638,302         15,427,205
Shares redeemed                      (3,489,450)       (34,069,836)        (7,351,627)       (69,285,225)
--------------------------------------------------------------------------------------------------------
Net Decrease                         (1,313,160)      $(12,814,236)        (4,593,806)      $(43,866,844)
========================================================================================================
Class B
Shares sold                             542,315         $5,315,786          1,269,883       $ 12,706,909
Shares issued on reinvestment           179,771          1,756,812            467,262          4,418,693
Shares redeemed                      (2,056,431)       (20,128,392)        (4,379,419)       (41,471,631)
--------------------------------------------------------------------------------------------------------
Net Decrease                         (1,334,345)      $(13,055,794)        (2,642,274)      $(24,346,029)
========================================================================================================
Class L+
Shares sold                             101,193           $989,970            122,793       $  1,172,773
Shares issued on reinvestment             4,343             42,408              6,863             65,156
Shares redeemed                         (84,258)          (823,925)           (47,246)          (444,794)
--------------------------------------------------------------------------------------------------------
Net Increase                             21,278           $208,453             82,410       $    793,135
========================================================================================================
Class Y
Shares sold                           5,107,421       $ 49,736,685          7,012,847       $ 66,942,771
Shares issued on reinvestment                --                 --                 --                 --
Shares redeemed                              --                 --                 --                 --
--------------------------------------------------------------------------------------------------------
Net Increase                          5,107,421       $ 49,736,685          7,012,847       $ 66,942,771
========================================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class A Shares                          1998(1)            1997            1996             1995(2)          1994            1993(2)
====================================================================================================================================
Net Asset Value,
  Beginning of Period                   $9.75              $9.34            $9.77            $9.17           $10.01           $9.69
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (3)              0.26               0.59             0.61             0.67             0.52            0.81
  Net realized and
    unrealized gain (loss)               0.06               0.42            (0.44)            0.62            (0.80)           0.23
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                             0.32               1.01             0.17             1.29            (0.28)           1.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.28)             (0.60)           (0.59)           (0.69)           (0.49)          (0.72)
  Capital                                  --                 --            (0.01)              --            (0.07)             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                     (0.28)             (0.60)           (0.60)           (0.69)           (0.56)          (0.72)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                         $9.79              $9.75            $9.34            $9.77            $9.17          $10.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             3.38%++           11.23%            1.96%           14.50%           (2.76)%         10.87%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)               $349,491           $361,124         $388,563         $453,378         $482,404          $7,067
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                        0.91%+             0.92%            0.93%            0.94%            1.00%           0.92%
  Net investment income                  5.36+              6.24             6.16             6.70             6.18            7.76
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   179%               274%             420%             294%             276%            540%
====================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) The Investment adviser waived a portion of its fees for the year ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.10 and the expense ratio would have been 1.12%.

(4) For the years ended December 31, 1994 and December 31, 1993, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.26% and 1.07%, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       21

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class B Shares                          1998(1)            1997            1996             1995(2)          1994            1993(2)
====================================================================================================================================
Net Asset Value,
  Beginning of Period                   $9.79            $9.38            $9.81            $9.17           $10.01            $9.68
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (3)              0.24             0.54             0.56             0.59             0.46             0.73
  Net realized and
    unrealized gain (loss)               0.05             0.44            (0.44)            0.65            (0.78)            0.27
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                             0.29             0.98             0.12             1.24            (0.32)            1.00
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.27)           (0.57)           (0.54)           (0.60)           (0.45)           (0.67)
  Capital                                  --               --            (0.01)              --            (0.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                     (0.27)           (0.57)           (0.55)           (0.60)           (0.52)           (0.67)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                         $9.81            $9.79            $9.38            $9.81            $9.17           $10.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             3.05%++         10.82%            1.42%           13.87%           (3.25)%          10.45%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                $88,391         $101,273         $121,894         $158,459         $172,705         $851,350
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)(4)                       1.44%+           1.44%            1.45%            1.45%            1.48%            1.40%
  Net investment income                  4.85+            5.73             5.64             6.19             5.69             7.28
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   179%             274%             420%             294%             276%             540%
====================================================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) The Investment adviser waived a portion of its fees for the year ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.01 and the expense ratio would have been 1.61%.

(4) For the years ended December 31, 1994 and December 31, 1993, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.74% and 1.55%, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:


Class L Shares(1)                               1998(2)          1997           1996          1995(3)         1994       1993(3)(4)
====================================================================================================================================
Net Asset Value,
  Beginning of Period                            $9.78           $9.38          $9.81          $9.17         $10.01        $9.90
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (5)                       0.24            0.54           0.57           0.60           0.49         0.68
  Net realized and unrealized gain (loss)         0.05            0.43          (0.44)          0.65          (0.81)        0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.29            0.97           0.13           1.25          (0.32)        0.72
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.27)          (0.57)         (0.55)         (0.61)         (0.45)       (0.61)
  Capital                                           --              --          (0.01)            --          (0.07)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.27)          (0.57)         (0.56)         (0.61)         (0.52)       (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $9.80           $9.78          $9.38          $9.81          $9.17       $10.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                      3.06%++        10.75%           1.47%         13.93%         (3.25)%       7.36%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $2,524          $2,311         $1,443         $1,039           $646         $213
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)(6)                                1.38%+          1.39%          1.38%          1.37%          1.47%        1.40%+
  Net investment income                           4.89+           5.70           5.71           6.27           5.71         7.28+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            179%            274%           420%           294%           276%         540%
====================================================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(4)  For the period from February 4, 1993 (inception date) to December 31, 1993.

(5) The Investment adviser waived a portion of its fees for the period ended December 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.13 and the expense ratio would have been 1.61% (annualized).

(6) For the year ended December 31, 1994 and the period ended December 31, 1993, the expense ratios were calculated excluding interest expense. The expense ratios including interest expense would have been 1.72% and 1.55% (annualized), repectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       23

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                                    1998(1)             1997            1996(2)
============================================================================================
Net Asset Value, Beginning of Period               $9.76              $9.34            $9.71
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                             0.28               0.61             0.57
  Net realized and unrealized gain (loss)           0.05               0.44            (0.37)
--------------------------------------------------------------------------------------------
Total Income From Operations                        0.33               1.05             0.20
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.30)             (0.63)           (0.56)
  Capital                                             --                 --            (0.01)
--------------------------------------------------------------------------------------------
Total Distributions                                (0.30)             (0.63)           (0.57)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.79              $9.76            $9.34
--------------------------------------------------------------------------------------------
Total Return                                        3.47%++           11.73%            2.30%++
--------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $160,269           $109,909          $39,667
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          0.56%+             0.58%            0.44%+
  Net investment income                             5.67+              6.46             6.49+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              179%               274%             420%
============================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2)  For the period from February 7, 1996 (inception date) to December 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                         Shares Voted             Percentage     Shares Voted        Percentage
Name of Directors             For                Shares Voted       Against         Shares Voted
================================================================================================
Paul R. Ades             110,457,871.145            96.547%      3,950,761.251          3.453%
Herbert Barg             110,299,351.998            96.408       4,109,280.398          3.592
Dwight B. Crane          110,443,765.891            96.534       3,964,866.505          3.466
Frank Hubbard            110,456,573.292            96.546       3,952,059.104          3.454
Jerome Miller            110,457,232.652            96.546       3,951,399.744          3.454
Ken Miller               110,449,857.597            96.540       3,958,774.799          3.460
Heath B. McLendon        110,401,492.247            96.498       4,007,140.149          3.502
================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental investment policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by the shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================================
"M"   Diversification                                                                   Approved
------------------------------------------------------------------------------------------------
"M"   Industry Concentration                                                            Approved
------------------------------------------------------------------------------------------------
"R"   Restricted and Illiquid Securities                                                Approved
------------------------------------------------------------------------------------------------
"R"   Unseasoned Issues                                                                 Approved
------------------------------------------------------------------------------------------------
"M"   Lending                                                                           Approved
------------------------------------------------------------------------------------------------
"R"   Margin and Short Sales                                                            Approved
------------------------------------------------------------------------------------------------
"M"   Real Estate                                                                       Approved
------------------------------------------------------------------------------------------------
"R"   Purchases of Securities of Other Investment Companies                             Approved
------------------------------------------------------------------------------------------------
"R"   Investments in Oil, Gas and Mineral Exploration                                   Approved
------------------------------------------------------------------------------------------------
"R"   Exercising Control or Management                                                  Approved
------------------------------------------------------------------------------------------------
"E"   5% Ownership of Certain Securities                                                Approved
------------------------------------------------------------------------------------------------
"E"   Limiting Participation in Joint Trading Accounts                                  Approved
================================================================================================


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       23

================================================================================
Additional Shareholder Information (unaudited) (continued)
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all proposals.

                Percentage                Percentage                Percentage
 Shares Voted    of Shares  Shares Voted   of Shares     Shares      of Shares
      For          Voted       Against       Voted     Abstaining    Abstained
================================================================================
28,832,744.562    89.734%   762,972.958    2.374%     2,535,744.436   7.892%
================================================================================

--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]

                      [This page intentionally left blank]

Smith Barney                            SMITH BARNEY
Government                              ------------
Securities Fund                         A Member of TravelersGroup[LOGO]

Directors                               Investment Adviser
                                        Mutual Management Corp.
Paul R. Ades
Herbert Barg
Dwight B. Crane                         Distributor
Frank J. Hubbard                        Smith Barney Inc.
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

Allen R. Johnson, Emeritus              Custodian
John F. White, Emeritus                 PNC Bank, N.A.

Officers

Heath B. McLendon                       Shareholder Servicing Agent
President and                           First Data Investor Services Group, Inc.
Chief Executive Officer                 P.O. Box 9134
                                        Boston, MA 02205-9134
Lewis E. Daidone
Senior Vice President and Treasurer
                                        This report is submitted for the
James E. Conroy                         general information of the
Vice President and                      shareholders of Smith Barney
Investment Officer                      Investment Funds -- Smith Barney
                                        Government Securities Fund. It is not
Thomas M. Reynolds                      authorized for distribution to
Controller                              prospective investors unless accompanied
                                        or preceded by a current Prospectus for
Christina T. Sydor                      the Fund, which contains information
Secretary                               concerning the Fund's investment
                                        policies and expenses as well as other
                                        pertinent information.






                                        Smith Barney
                                        Government Securities Fund
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD0408   8/98

                               [GRAPHIC]


[GRAPHIC]


                               Smith Barney
                               Contrarian Fund


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------

                               June 30, 1998



                        [LOGO] Smith Barney Mutual Funds
                               Investing for your future.
                               Every day.(SM)

Smith Barney
Contrarian Fund
================================================================================

The Smith Barney Contrarian Fund ("Fund") seeks long-term growth of capital through a contrarian approach to stock investing. The Fund invests primarily in the stocks of companies that are currently out of favor, price depressed or undervalued.


Smith Barney Contrarian Fund's
Average Annual Total Returns Ended
June 30, 1998

                                                 Without Sales Charges*
                                            -----------------------------------
                                            Class A       Class B      Class L#
===============================================================================
Six-Months+                                    3.36%         2.96%         2.89%
-------------------------------------------------------------------------------
One-Year                                       6.86          6.06          5.98
-------------------------------------------------------------------------------
Since Inception++                             11.53         10.69         10.69
===============================================================================

                                                  With Sales Charges**
                                           -------------------------------------
                                           Class A       Class B       Class L#
===============================================================================
Six-Months+                                  (1.82)%       (2.04)%         0.88%
-------------------------------------------------------------------------------
One-Year                                      1.49          1.19           3.95
-------------------------------------------------------------------------------
Since Inception++                             9.65         10.14          10.32
===============================================================================

* Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges, with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

#    On June 12, 1998, the Class C shares were renamed Class L shares.

** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized as it may not be representative of the total return for the year.

++   The inception date for Class A, B and L shares is June 30, 1995.


================================================================================
FUND HIGHLIGHT
================================================================================

In our opinion, the U.S. stock market is likely to exhibit greater volatility as it assesses the implications of the Asian crisis on the U.S. economy and U.S. companies. Nevertheless, the strength of the U.S. economy, coupled with low inflation, should provide a positive backdrop for stocks over the long term.

================================================================================
NASDAQ SYMBOL
================================================================================
           Class A                      SBMGX
           Class B                      SBMBX
           Class L                      SBMCX

================================================================================
WHAT'S INSIDE
================================================================================

Shareholder Letter .........................................................   1

Historical Performance .....................................................   4

Smith Barney Contrarian Fund at a Glance ...................................   6

Schedule of Investments ....................................................   7

Statement of Assets and Liabilities ........................................  11

Statement of Operations ....................................................  12

Statements of Changes in Net Assets ........................................  13

Notes to Financial Statements ..............................................  14

Financial Highlights .......................................................  18

Additional Shareholder Information .........................................  23

================================================================================
Shareholder Letter
================================================================================


[PHOTO]                       [PHOTO]


HEATH B.                       JOHN F.
MCLENDON                       STOESER, CFA

Chairman                       Vice President and
                               Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Contrarian Fund ("Fund"), formerly known as the Smith Barney Managed Growth Fund, as of June 30, 1998. For your convenience, we have outlined the investment philosophy of the Fund and its current portfolio strategy. A detailed summary of performance and current holdings for the Fund can be found in the appropriate sections that follow.

Special Shareholder Notice

As you know, John F. Stoeser, CFA, became the Fund's portfolio manager on April 14, 1998. John has successfully managed both equity and bond portfolios for trust accounts and employee benefit plans. In addition, John's six years experience as a research analyst includes coverage of a broad range of industries. Before joining Salomon Smith Barney in 1997, John worked at Safeco, where he implemented a similar contrarian investment style to that used in the Smith Barney Contrarian Fund.

A Classic Series Fund

The Smith Barney Contrarian Fund is part of the Classic Series of Smith Barney Mutual Fund. The Classic Series funds are mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Funds in the Smith Barney Classic Series invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Performance and Market Update

For the six months ended June 30, 1998, the Class A shares of the Smith Barney Contrarian Fund provided a total return of 3.36% without sales charges, compared with the 15.01% return for the Russell 3000 Stock Index, an index that measures the performance of the broad stock market and is heavily influenced by large company stocks. The small- and mid-capitalization companies held by the Fund penalized its performance during the reporting period.

The stock market continues to be driven higher, in part, by the large purchases of mutual fund shares by individual investors. In turn, money managers, faced with $20 billion of monthly cash inflows, have preferred to buy large company stocks for their better liquidity despite their high valuation levels.

In contrast, the Russell 2000 Stock Index, an index that measures the performance of small companies, provided a total return of 5.27% for the six months ended June 30, 1998. We continue to believe that small- and mid-sized company stocks currently offer better value relative to the high prices of many large company stocks. Moreover, smaller companies may also be less impacted by the weakening economies in Asia due to their higher proportion of domestic sales. The larger companies are facing less demand for their products in weak Asian markets, and must also compete more aggressively against lower-priced goods


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   1
produced in Asian countries and sold in markets outside of Asia. We will continue to take advantage of the opportunities to buy large-sized companies when they become out-of-favor with investors and the stock prices become attractive. This is consistent with our overall strategy of providing a more even balance of small, medium and large companies in the Fund.

Investment Strategy

The Smith Barney Contrarian Fund seeks long-term growth of capital through a contrarian approach to stock investing. The Fund invests primarily in the stocks of companies that are currently out of favor, price depressed, or undervalued. We use a disciplined approach to identify undervalued stocks that meet our liquidity and financial strength criteria. We then use fundamental analysis of the company as the basis for making our final investment decision. In selecting investments for the Fund, we look for leading companies with strong balance sheets and ample cash flow. While this "bottom-up" fundamental approach drives the majority of the investment decision making process, we also give consideration to "top down" factors. (Top down investors first look at general economic trends and then select those industries and companies that should benefit from these trends.) Specifically, we try to reduce portfolio risk by diversifying the portfolio across all economic sectors and company sizes.

To summarize our strategy, we are literally "buying low and selling high." By identifying stocks of quality companies that have declined substantially for industry or company specific reasons, we are often times able to capitalize on the emotional reactions of previous stock owners who act irrationally and sell the stock at low prices when faced with negative news. Comparing stock price levels to earnings, cash flow, book value, and sales growth, both on a historical basis and relative to similar companies, enables us to determine a future target price for each stock at which we believe it is fairly valued. When the stock price appreciates to the sell target, we will sell our position in that stock.

Portfolio Update

During the reporting period, your Fund benefited from the ongoing consolidation trend in the financial services industry. For example, we purchased Green Tree Financial, a residential lender, when investors became concerned about accelerating mortgage prepayments and asset write-offs. The stock, purchased after the bad news was out, gained roughly 125% after Conseco Insurance agreed to buy Green Tree Financial. We maintained our discipline and sold our position in Green Tree after the good news was reflected in the stock price and our sell target was reached. This is just one example of buying out-of-favor companies and selling at our price targets when they are back in favor with investors.

We believe the Asian economy is still a significant issue for the U.S. stock market, especially for technology companies. Accordingly, we have reduced our exposure to technology as a percentage of the Fund's portfolio from 19% to 16% by selling some of the small companies in the semiconductor related industry given the weak fundamental outlook for this group.

In our view, the Asian crisis also presents opportunities for investing in quality companies shunned by investors because of their exposure to Asia. For example, when the stock of Callaway Golf, a leading golf club manufacturer with significant sales to Asian customers, declined 50% from its former highs, we purchased the stock. Callaway Golf is a leading franchise that maintains a solid balance sheet, enjoys a strong brand name, and has a number of new products in the pipeline. Currently, the stock is selling at nearly a 50% discount relative to the overall stock market despite its superior growth prospects.

When oil prices hit historic lows recently, energy company stocks declined dramatically on the short-term fears related to low energy prices and the prospects of lower earnings from energy-related companies. We viewed this bad short-term news as an opportunity to buy Unocal (the largest independent oil exploration and production company in the U.S.) after


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
the price of the stock declined 24%. Since then, the company has announced a significant restructuring program that will involve the sale of non-core assets which is expected to generate over $1 billion that can be used to buy back stock or reinvest in promising exploration activities.

We will continue to invest in companies that are leaders in their industries when their stocks become out-of-favor with investors and become attractively priced. Additional stocks purchased for the Fund fitting this theme include:
Union Pacific Railroad (the number one railroad in the U.S.), Philip Morris (the number one food and tobacco company), 3M (a leading diversified manufacturing company), AMP (a top-rated electronic conductor company), Kimberly Clark (a leading household products company), and Motorola (a leading cellular telecommunications manufacturer).

Sales during the period included HMO stocks that were purchased last year when this group was out of favor due to higher-than-expected health-care expenses and earnings shortfalls. We sold many of these stocks as the group came back into favor early this year when companies implemented better pricing and experienced lower health care claims. Pacificare Health Systems, Wellpoint Health Networks, and United Healthcare, were all sold at a significant profit. In addition, we sold our position in Humana when it reached our target price as a result of United Healthcare's buyout offer.

Also, some thinly traded stocks of very small companies were sold in an effort to improve the liquidity characteristics of your Fund. Stocks sold for this reason included: Crown Vantage (paper manufacturer), Ansaldo Signal (railroad infrastructure), Stride Rite (shoe manufacturer), Flexsteel Industries (furniture manufacturer), Norton McNaughton (women's apparel), Neuromedical Systems (medical products), Exabyte (data storage), Wandel/Golterman (data networking), ECC International (military training systems), Wizer Oil (Oil &
Gas), Texas Micro (computers) and Lawson Products (industrial supplies).

Market Outlook

In our opinion, the U.S. stock market is likely to exhibit greater volatility as it assesses the implications of the Asian crisis on the U.S. economy and U.S. companies. Nevertheless, the strength of the U.S. economy, coupled with low inflation, should provide a positive backdrop for stocks over the long term. Consumer confidence is high, driven by lower interest rates (lower mortgage payments), high employment level (jobs create paychecks), low inflation (low prices for goods and services purchased), and the wealth effect created by strong financial markets over the last few years (higher balances in 401(k) retirement plans and mutual funds). For these reasons, we expect continued strong cash inflows into the stock market.

What remains to be seen is whether investors will begin to purchase the presently undervalued small- and mid-sized company stocks such as those held by the Fund, or will they continue to bid up the prices of a few select large company stocks to even higher valuation levels. Whatever the outcome, we will remain committed to our contrarian investment discipline, seeking to invest in undervalued and out-of-favor companies and wait patiently for the market to recognize these values.

We appreciate your support and confidence in our investment approach. We look forward to continuing to serve your investment needs in the years ahead.

Sincerely,


/s/ HEATH B. MCCLENDON                 /s/ JOHN F. STOESER

Heath B. McClendon                     John F. Stoeser, CFA
Chairman                               Vice President

July 2, 1998


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   3

====================================================================================================================================
Historical Performance -- Class A Shares
====================================================================================================================================
                                                     Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain         Total
Period Ended                                     of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
6/30/98                                           $14.21           $14.46            $0.00             $0.23            3.36%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                           13.42            14.21             0.02              1.04           13.70
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                           12.03            13.42             0.09              0.46           16.33
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                             12.00            12.03             0.15              0.00            1.53+
====================================================================================================================================
 Total                                                                               $0.26             $1.73
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class B Shares
====================================================================================================================================

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain         Total
Period Ended                                     of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
6/30/98                                           $14.11           $14.30            $0.00             $0.23            2.96%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                           13.41            14.11             0.00              1.04           12.84
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                           12.02            13.41             0.00              0.46           15.55
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                             12.00            12.02             0.11              0.00            1.16+
====================================================================================================================================
 Total                                                                               $0.11             $1.73
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class L Shares
====================================================================================================================================

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
6/30/98                                           $14.12           $14.30            $0.00             $0.23            2.89%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                           13.41            14.12             0.00              1.04           12.91
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                           12.03            13.41             0.00              0.46           15.45
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                             12.00            12.03             0.11              0.00            1.16+
====================================================================================================================================
 Total                                                                               $0.11             $1.73
====================================================================================================================================

====================================================================================================================================
Historical Performance -- Class Y Shares
====================================================================================================================================

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain         Total
Period Ended                                     of Period        of Period         Dividends       Distributions      Returns(1)
====================================================================================================================================
6/30/98                                           $14.24           $14.51            $0.00             $0.23            3.50%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                           13.43            14.24             0.08              1.04           14.23
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96                             12.21            13.43             0.13              0.46           14.97+
====================================================================================================================================
 Total                                                                               $0.21             $1.73
====================================================================================================================================


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Historical Performance -- Class Z Shares
====================================================================================================================================

                                                      Net Asset Value
                                                 --------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Period Ended                                     of Period        of Period         Dividends       Distributions     Returns(1)
====================================================================================================================================
6/30/98                                           $14.24           $14.50            $0.00             $0.23            3.43%+
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                                           13.43            14.24             0.07              1.04           14.21
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                                           12.03            13.43             0.13              0.46           16.69
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                             11.83            12.03             0.16              0.00            3.06+
====================================================================================================================================
 Total                                                                               $0.36             $1.73
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

====================================================================================================================================
Average Annual Total Return
====================================================================================================================================

                                                                             Without Sales Charge(1)
                                                  ------------------------------------------------------------------------------
                                                  Class A             Class B          Class L           Class Y         Class Z
====================================================================================================================================
Six Months Ended 6/30/98+                            3.36%               2.96%            2.89%             3.50%           3.43%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                   6.86                6.06             5.98              7.21            7.19
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                          11.53               10.69            10.69             13.54           13.65
====================================================================================================================================

                                                                             Without Sales Charge(1)
                                                  ------------------------------------------------------------------------------
                                                  Class A             Class B          Class L           Class Y         Class Z
====================================================================================================================================
Six Months Ended 6/30/98+                           (1.82)%             (2.04)%           0.88%             3.50%           3.43%
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30/98                                   1.49                1.19             3.95              7.21            7.19
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 6/30/98                           9.65               10.14            10.32             13.54           13.65
====================================================================================================================================

====================================================================================================================================
Cumulative Total Return
====================================================================================================================================

                                                                                                Without Sales Charge(1)
====================================================================================================================================
Class A (Inception* through 6/30/98)                                                                       38.82%
------------------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 6/30/98)                                                                       35.69
------------------------------------------------------------------------------------------------------------------------------------
Class L (Inception* through 6/30/98)                                                                       35.68
------------------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 6/30/98)                                                                       35.92
------------------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 6/30/98)                                                                       42.05
====================================================================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception date for Class A, B and L shares is June 30, 1995. Inception dates for Class Y and Z shares are January 31, 1996 and October 2, 1995, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   5

================================================================================
Smith Barney Contrarian Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A, B and C Shares of the
Smith Barney Contrarian Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                             June 1995 -- June 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                Smith Barney            Smith Barney              Smith Barney
              Contrarian Fund         Contrarian Fund           Contrarian Fund     Standard & Poor's
                  Class A                 Class B                   Class L            500 Index
              ---------------         ---------------           ---------------     -----------------
June 1995         $ 9,501                 $10,000                   $10,000             $10,000
Dec 1995          $ 9,647                 $ 9,608                   $ 9,917             $11,443
June 1996         $10,505                 $10,574                   $10,865             $12,598
Dec 1996          $11,222                 $11,279                   $11,563             $14,069
June 1997         $12,343                 $12,394                   $12,676             $16,967
Dec 1997          $12,760                 $12,879                   $13,057             $18,762
June 1998         $13,189                 $13,369                   $13,434             $22,087

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 1995, assuming deduction of the maximum 5.00% and 1.00% sales charges at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.


Industry Diversification of Common Stock*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Industry                          Percentage
--------                          ----------
Pharmaceutical                      12.8%
Computer Software                    5.6%
Tobacco                              5.3%
Publishing and Printing              4.9%
Retail-Apparel                       4.8%
Consumer Products-Distributors       4.7%
Chemicals                            4.4%
Food and Beverages                   4.0%
Financial Services                   3.6%
Oil-Exploration and Production       3.5%
Other                               46.4%

*    As a percentage of total common stock.


Investment Breakdown
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                                 Percentage
                                 ----------
Cash Equivalent                     3.7%
Common Stock                       96.3%


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited)                                                                                    June 30, 1998
====================================================================================================================================

     SHARES                             SECURITY                                                                        VALUE
====================================================================================================================================
COMMON STOCK -- 96.3%
Auto/Truck Parts and Equipment -- 2.6%
        550,000     OEA, Inc.++                                                                                        $ 8,800,000
        650,000     Pep Boys -- Manny, Moe & Jack                                                                       12,309,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,109,375
------------------------------------------------------------------------------------------------------------------------------------
Casino Hotels -- 0.0%
         10,000     MGM Grand, Inc.++                                                                                      315,625
------------------------------------------------------------------------------------------------------------------------------------
Chemicals -- 4.2%
        260,000     A. Schulman, Inc.                                                                                    5,086,250
        300,000     Engelhard Corp.                                                                                      6,075,000
        310,000     Great Lakes Chemical Corp.++                                                                        12,225,625
        100,000     Morton International, Inc.                                                                           2,500,000
        263,000     Penford Corp.                                                                                        7,955,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        33,842,625
------------------------------------------------------------------------------------------------------------------------------------
Commercial Services -- 0.0%
         10,000     Cendant Corp.+                                                                                         208,750
------------------------------------------------------------------------------------------------------------------------------------
Communications - Equipment and Software -- 1.0%
        503,700     Network Equipment Technologies, Inc.+                                                                7,901,794
------------------------------------------------------------------------------------------------------------------------------------
Computer Software -- 5.4%
        575,000     Broderbund Software, Inc.+                                                                          13,117,188
      1,530,000     Intergraph Corp.+                                                                                   13,100,625
      1,200,000     Mentor Graphics Corp.+                                                                              12,675,000
        610,000     Quickturn Design Systems, Inc.+                                                                      4,460,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        43,353,438
------------------------------------------------------------------------------------------------------------------------------------
Computers - Systems -- 2.4%
        725,000     Silicon Graphics, Inc.+                                                                              8,790,625
        425,000     Stratus Computer, Inc.+                                                                             10,757,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,548,438
------------------------------------------------------------------------------------------------------------------------------------
Cosmetics -- 0.1%
         10,000     Kimberly-Clark Corp.                                                                                   458,750
------------------------------------------------------------------------------------------------------------------------------------
Consumer Products - Distributors -- 4.5%
        455,500     Amway Asia Pacific Ltd.++                                                                            5,949,969
        397,500     Swiss Army Brands, Inc.+                                                                             4,571,250
        925,000     Tupperware Corp.                                                                                    26,015,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        36,536,844
------------------------------------------------------------------------------------------------------------------------------------
Data Processing/Management -- 2.0%
        480,000     First Data Corp.                                                                                    15,990,000
------------------------------------------------------------------------------------------------------------------------------------
Electric - Major -- 2.6%
        485,000     Cherry Corp., Class A Shares+                                                                        7,638,750
        600,000     Lincoln Electric Co., Class A Shares                                                                13,275,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,913,750
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   7

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                        June 30, 1998
====================================================================================================================================

     SHARES                             SECURITY                                                                        VALUE
====================================================================================================================================
Electronics -- 3.0%
        300,000     AMP Inc.                                                                                           $10,312,500
        327,200     AVX Corp.++                                                                                          5,255,650
        170,000     Motorola, Inc.                                                                                       8,935,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,503,775
------------------------------------------------------------------------------------------------------------------------------------
Environmental Control -- 0.8%
        294,600     Wellman, Inc.                                                                                        6,683,738
------------------------------------------------------------------------------------------------------------------------------------
Filtration -- 0.5%
        200,000     Pall Corp.++                                                                                         4,100,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 3.5%
        306,000     First Savings Bank of Washington Bancorp, Inc.                                                       7,726,500
      1,160,500     Phoenix Investment Partners, Ltd.                                                                   10,081,844
        666,200     United Companies Financial Corp.++                                                                  10,409,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        28,217,719
------------------------------------------------------------------------------------------------------------------------------------
Foods and Beverages -- 3.9%
         45,500     Golden Enterprises, Inc.                                                                               287,219
        275,000     Lance, Inc.                                                                                          6,153,125
        600,000     Seagram Co., Ltd.++                                                                                 24,562,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        31,002,844
------------------------------------------------------------------------------------------------------------------------------------
Golf -- 0.7%
        269,000     Callaway Golf Co.++                                                                                  5,295,937
------------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 1.2%
        842,600     Mid Atlantic Medical Services, Inc.+                                                                 9,689,900
------------------------------------------------------------------------------------------------------------------------------------
Household Furnishings and Appliances -- 0.8%
        125,600     National Presto Industries, Inc.                                                                     4,890,550
        186,600     Singer Co. N.V.++                                                                                    1,329,525
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,220,075
------------------------------------------------------------------------------------------------------------------------------------
Life Insurance -- 0.8%
        300,000     PennCorp Financial Group, Inc.++                                                                     6,150,000
------------------------------------------------------------------------------------------------------------------------------------
Machinery - Diversified -- 3.1%
        528,000     Lawson Products, Inc.                                                                               13,596,000
        600,000     Stewart & Stevenson Services, Inc.                                                                  10,800,000
         10,000     Thermo Electron Corp.+                                                                                 341,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,737,875
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 0.6%
        225,000     Watts Industries, Inc., Class A Shares                                                               4,696,875
------------------------------------------------------------------------------------------------------------------------------------
Medical Products and Supplies -- 1.1%
         10,000     Mallinckrodt, Inc.                                                                                     296,875
        450,000     The York Group, Inc.                                                                                 8,550,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,846,875
------------------------------------------------------------------------------------------------------------------------------------
Metal Manufacturing -- 1.4%
        359,600     Century Aluminum Co.                                                                                 5,304,100
        150,000     Trinity Industries, Inc.                                                                             6,225,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,529,100
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                        June 30, 1998
====================================================================================================================================

     SHARES                             SECURITY                                                                        VALUE
====================================================================================================================================
Metals and Mining -- 0.9%
        300,000     Arch Coal, Inc.                                                                                    $ 7,462,500
------------------------------------------------------------------------------------------------------------------------------------
Multi-Line Insurance -- 0.8%
        150,000     SAFECO Corp.                                                                                         6,815,625
------------------------------------------------------------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 1.7%
        392,000     Waste Management, Inc.++                                                                            13,720,000
------------------------------------------------------------------------------------------------------------------------------------
Office Equipment and Supplies -- 0.9%
        472,800     A.T. Cross Co., Class A Shares                                                                       7,032,900
------------------------------------------------------------------------------------------------------------------------------------
Oil - Drilling and Services -- 0.3%
        126,000     Offshore Logistics, Inc.+                                                                            2,236,500
------------------------------------------------------------------------------------------------------------------------------------
Oil - Exploration and Production -- 3.4%
        300,000     Holly Corp.                                                                                          7,725,000
        600,000     Union Pacific Resources Group                                                                       10,537,500
        250,000     Unocal Corp.                                                                                         8,937,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        27,200,000
------------------------------------------------------------------------------------------------------------------------------------
Pharmaceutical -- 12.3%
        500,000     Amgen Inc.+                                                                                         32,687,500
      1,000,000     Forest Labs Inc., Class A Shares+                                                                   35,750,000
        798,600     Mylan Laboratories++                                                                                24,007,912
        656,500     Perrigo Co.+                                                                                         6,606,031
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        99,051,443
------------------------------------------------------------------------------------------------------------------------------------
Photography/Imaging -- 1.3%
        790,000     Scitex Corp.+                                                                                       10,319,375
------------------------------------------------------------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.7%
        600,000     TIG Holdings, Inc.                                                                                  13,800,000
------------------------------------------------------------------------------------------------------------------------------------
Publishing and Printing -- 4.7%
        327,000     Houghton Mifflin Co.                                                                                10,382,250
        425,000     Scholastic Corp.+                                                                                   16,946,875
        338,800     Torstar Corp., Class B Shares                                                                       10,827,961
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        38,157,086
------------------------------------------------------------------------------------------------------------------------------------
Recycling -- 1.0%
      2,000,485     Philip Services Corp.+                                                                               8,252,001
------------------------------------------------------------------------------------------------------------------------------------
Retail - Apparel -- 4.6%
        425,000     Gucci Group NV-NY Registered Shares++                                                               22,525,000
        550,000     Talbots Inc.++                                                                                      14,403,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        36,928,125
------------------------------------------------------------------------------------------------------------------------------------
Retail - Specialty -- 0.4%
         10,000     IKON Office Solutions, Inc.                                                                            145,625
        410,000     TBC Corp.+                                                                                           2,716,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,861,875
------------------------------------------------------------------------------------------------------------------------------------
Semiconductors and Semiconductor Equipment -- 2.5%
      1,050,000     Actel Corp.+                                                                                        11,287,500
        492,000     Bell Microproducts, Inc.+                                                                            3,920,625
        145,000     Quality Semiconductor, Inc.+                                                                           344,375
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   9

====================================================================================================================================
Schedule of Investments (unaudited) (continued)                                                                        June 30, 1998
====================================================================================================================================

     SHARES                             SECURITY                                                                        VALUE
====================================================================================================================================
Semiconductors and Semiconductor Equipment -- 2.5% (continued)
        552,500     Standard Microsystems Corp.+                                                                       $ 4,868,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        20,421,406
------------------------------------------------------------------------------------------------------------------------------------
Specialized Services -- 1.0%
        400,000     Rollins, Inc.                                                                                        8,200,000
------------------------------------------------------------------------------------------------------------------------------------
Steel and Iron -- 2.2%
        800,000     LTV Corp.                                                                                            7,650,000
        660,000     Worthington Industries, Inc.                                                                         9,941,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,591,250
------------------------------------------------------------------------------------------------------------------------------------
Telephone -- 1.4%
        285,900     Telephone & Data Systems, Inc.                                                                      11,257,312
------------------------------------------------------------------------------------------------------------------------------------
Textiles - Apparel Manufacturers -- 0.6%
        353,000     Haggar Corp.                                                                                         4,500,750
------------------------------------------------------------------------------------------------------------------------------------
Tobacco -- 5.1%
        595,000     UST, Inc.                                                                                           16,065,000
        250,000     Philip Morris Cos., Inc.                                                                             9,843,750
        300,000     RJR Nabisco Holdings Corp.                                                                           7,125,000
        970,500     Swisher International Group Inc.+                                                                    7,764,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,797,750
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 2.9%
        542,600     Pittston BAX Group                                                                                   8,444,212
        174,200     Pittston Brink's Group Inc.                                                                          6,423,625
        310,000     Teekay Shipping Corp.                                                                                7,769,375
         10,000     Union Pacific Corp.                                                                                    441,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        23,078,462
------------------------------------------------------------------------------------------------------------------------------------
Truckers -- 0.4%
        365,000     Frozen Foods Express Industries, Inc.                                                                3,604,375
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $709,216,112)                                                                             775,142,837
====================================================================================================================================

      FACE
     AMOUNT                                                   SECURITY                                                     VALUE
====================================================================================================================================
REPURCHASE AGREEMENT --- 3.7%
$    29,827,000     Goldman, Sachs & Co., 5.645% due 7/1/98;
                    Proceeds at maturity -- $29,831,677; (Fully
                    collateralized by U.S. Treasury Notes, 5.375% due 6/30/00;
                    Market value -- $30,437,723) (Cost -- $29,827,000)                                                  29,827,000
====================================================================================================================================
                    TOTAL INVESTMENTS --- 100%
                    (Cost -- $739,043,112*)                                                                           $804,969,837
====================================================================================================================================

+    Non-income producing security.

++   A portion of this security is on loan (See Note 6).

*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

=====================================================================================
Statement of Assets and Liabilities (unaudited)                         June 30, 1998
=====================================================================================
ASSETS:
     Investments, at value (Cost -- $739,043,112)                        $804,969,837
     Cash                                                                         696
     Collateral for securities on loan (Note 6)                            79,722,274
     Receivable for securities sold                                        10,084,510
     Receivable for Fund shares sold                                        1,328,679
     Dividends and interest receivable                                        873,522
     Other assets                                                              73,418
-------------------------------------------------------------------------------------
     Total Assets                                                         897,052,936
-------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                               79,722,274
     Management fees payable                                                  645,226
     Distribution fees payable                                                177,148
     Payable for Fund shares purchased                                         59,113
-------------------------------------------------------------------------------------
     Total Liabilities                                                     80,603,761
-------------------------------------------------------------------------------------
Total Net Assets                                                         $816,449,175
=====================================================================================
NET ASSETS:
     Par value of capital shares                                         $     56,862
     Capital paid in excess of par value                                  669,764,313
     Accumulated net investment loss                                       (1,059,068)
     Accumulated net realized gain
        from security transactions and options                             81,760,343
     Net unrealized appreciation
        of investments                                                     65,926,725
-------------------------------------------------------------------------------------
Total Net Assets                                                         $816,449,175
=====================================================================================
Shares Outstanding:
     Class A                                                               12,678,316
     --------------------------------------------------------------------------------
     Class B                                                               33,076,944
     --------------------------------------------------------------------------------
     Class L                                                                4,256,259
     --------------------------------------------------------------------------------
     Class Y                                                                5,082,410
     --------------------------------------------------------------------------------
     Class Z                                                                1,767,900
     --------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                            $14.46
     --------------------------------------------------------------------------------
     Class B *                                                                 $14.30
     --------------------------------------------------------------------------------
     Class L **                                                                $14.30
     --------------------------------------------------------------------------------
     Class Y (and redemption price)                                            $14.51
     --------------------------------------------------------------------------------
     Class Z (and redemption price)                                            $14.50
     --------------------------------------------------------------------------------
Maximum Public Offering Price Per Share
     Class A (net asset value plus 5.26% of net asset value per share)         $15.22
     --------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)         $14.44
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  11

==============================================================================================
Statement of Operations (unaudited)                     For the Six Months Ended June 30, 1998
==============================================================================================
INVESTMENT INCOME:
     Dividends                                                                    $  4,984,122
     Interest                                                                        1,943,865
     Less: Foreign withholding tax                                                     (48,204)
----------------------------------------------------------------------------------------------
     Total Investment Income                                                         6,879,783
----------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                                        3,930,891
     Distribution fees (Note 2)                                                      3,297,800
     Shareholder and system servicing fees                                             456,246
     Registration fees                                                                  89,260
     Shareholder communications                                                         55,469
     Directors' fees                                                                    29,257
     Custody                                                                            21,423
     Audit and legal                                                                    17,356
     Other                                                                               7,903
----------------------------------------------------------------------------------------------
     Total Expenses                                                                  7,905,605
----------------------------------------------------------------------------------------------
Net Investment Loss                                                                 (1,025,822)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                     82,762,753
        Options purchased                                                             (947,341)
----------------------------------------------------------------------------------------------
     Net Realized Gain                                                              81,815,412
----------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
        Beginning of period                                                        111,088,201
        End of period                                                               65,926,725
----------------------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                                       (45,161,476)
----------------------------------------------------------------------------------------------
Net Gain on Investments and Options                                                 36,653,936
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $ 35,628,114
==============================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended June 30, 1998 (unaudited) and the Year Ended December 31, 1997


                                                              1998            1997
======================================================================================
OPERATIONS:
     Net investment income (loss)                         $ (1,025,822)   $    427,368
     Net realized gain                                      81,815,412      84,815,377
     Increase (decrease) in net unrealized appreciation    (45,161,476)     31,194,186
--------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                 35,628,114     116,436,931
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                          --        (693,882)
     Net realized gains                                    (12,858,826)    (68,311,344)
--------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                      (12,858,826)    (69,005,226)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                       34,674,210     156,608,116
     Net asset value of shares issued for
        reinvestment of dividends                           11,468,438      59,714,842
     Cost of shares reacquired                            (213,094,584)   (162,857,832)
--------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
        Fund Share Transactions                           (166,951,936)     53,465,126
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (144,182,648)    100,896,831

NET ASSETS:
     Beginning of period                                   960,631,823     859,734,992
--------------------------------------------------------------------------------------
     End of period*                                       $816,449,175    $960,631,823
======================================================================================
* Includes accumulated net investment loss of:             $(1,059,068)       $(33,246)
======================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  13

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

The Smith Barney Contrarian Fund ("Portfolio"), formerly known as the Smith Barney Managed Growth Fund, a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and six other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Special Equities Fund, Smith Barney Investment Grade Bond Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund. The financial statements and financial highlights for the other portfolios are presented in separate semi-annual reports with the exception of Smith Barney Hansberger Global Value Fund and Smith Barney Hansberger Global Small Cap Value Fund whose annual reports are dated April 30, 1998 and semi-annual reports will be dated October 31, 1998.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net invesment income, net realized gains and net assets were not affected by this change; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays MMC a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares and primary broker for its portfolio agency transactions. For the six months ended June 30, 1998, SB received brokerage commissions of $48,150.

On June 12, 1998, the Portfolio's existing Class C shares were renamed as Class L shares. Effective June 15, 1998,


--------------------------------------------------------------------------------
14                                      1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred.

For the six months ended June 30, 1998, SB received sales charges of $119,000 on sales of the Fund's Class A shares. In addition, CDSCs paid to SB were approximately:

                                                             Class B     Class L
================================================================================
CDSCs                                                       $655,000      $5,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended June 30, 1998, total Distribution Plan fees incurred were:

                                           Class A        Class B        Class L
================================================================================
Distribution Plan Fees                    $276,285     $2,659,288       $362,227
================================================================================

All officers and one Director of the Fund are employees of SB.

3.   Investments

During the six months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                           $202,267,342
--------------------------------------------------------------------------------
Sales                                                                320,242,646
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $117,193,060
Gross unrealized depreciation                                       (51,266,335)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $65,926,725
===============================================================================

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Portfolio had no open purchased call or put options.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended June 30, 1998, the Portfolio did not write any options.

6.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At June 30, 1998, the Portfolio had loaned common stocks having a value of approximately $74,876,046 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  Banque Paribas, 6.500% due 7/1/98                                  $17,805,011
  Svenska Handelbank, 6.500% due 7/1/98                               14,475,619
  Deutsche Bank G.C., 7.000% due 7/1/98                               14,475,619
  Toronto Dominion, 6.500% due 7/1/98                                 14,475,619
Repurchase Agreements:
  Goldman, Sachs, 6.250% due 7/1/98                                    9,081,254
  Morgan Stanley, 6.250% due 7/1/98                                    9,409,152
--------------------------------------------------------------------------------
Total                                                                $79,722,274
================================================================================

7.   Capital Shares

At June 30, 1998, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At June 30, 1998, total paid-in capital amounted to the following for each class:

                                              Class A             Class B           Class L             Class Y           Class Z
====================================================================================================================================
Total Paid-in Capital                       $141,537,562       $391,809,137        $49,201,009        $65,980,369        $21,293,098
====================================================================================================================================

Transactions in shares of each class were as follows:

                                                                Six Months Ended                              Year Ended
                                                                  June 30, 1998                             December 31, 1997
                                                          ------------------------------             ------------------------------
                                                            Shares              Amount                Shares              Amount
===================================================================================================================================
Class A
Shares sold                                                  598,449         $  8,856,137            2,094,216          $29,816,336
Shares issued on reinvestment                                192,581            2,778,952            1,078,575           15,973,192
Shares redeemed                                           (4,656,851)         (70,992,135)          (2,945,836)         (42,357,215)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (3,865,821)        $(59,357,046)             226,955          $ 3,432,313
===================================================================================================================================
Class B
Shares sold                                                  733,929         $ 10,717,466            5,258,228          $75,511,911
Shares issued on reinvestment                                503,220            7,180,943            2,549,007           36,450,796
Shares redeemed                                           (6,949,580)        (104,197,105)          (5,169,369)         (74,524,282)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (5,712,431)        $(86,298,696)           2,637,866          $37,438,425
===================================================================================================================================
Class L+
Shares sold                                                  176,056         $  2,582,223              908,680          $12,998,817
Shares issued on reinvestment                                 67,015              956,969              362,748            5,190,919
Shares redeemed                                           (1,427,350)         (21,298,294)            (926,969)         (13,287,096)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                   (1,184,279)        $(17,759,102)             344,459          $ 4,902,640
===================================================================================================================================
Class Y
Shares sold                                                  680,184         $ 10,182,294            2,271,061          $32,334,023
Shares issued on reinvestment                                     --                   --                   --                   --
Shares redeemed                                             (626,132)          (8,800,000)          (2,118,791)         (30,538,243)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                                  54,052         $  1,382,294              152,270          $ 1,795,780
===================================================================================================================================
Class Z
Shares sold                                                  159,285         $  2,336,090              420,890          $ 5,947,029
Shares issued on reinvestment                                 38,290              551,574              145,110            2,099,935
Shares redeemed                                             (506,175)          (7,807,050)            (149,503)          (2,150,996)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                     (308,600)        $ (4,919,386)             416,497          $ 5,895,968
===================================================================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  17

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                             1998(1)           1997          1996(2)          1995(2)(3)
======================================================================================================
Net Asset Value, Beginning of Period       $14.21           $13.42         $12.03           $12.00
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                     0.04             0.08           0.10             0.16
   Net realized and unrealized gain          0.44             1.77           1.84             0.02
------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.48             1.85           1.94             0.18
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --            (0.02)         (0.09)           (0.15)
   Net realized gains                       (0.23)           (1.04)         (0.46)              --
------------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)           (1.06)         (0.55)           (0.15)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.46           $14.21         $13.42           $12.03
------------------------------------------------------------------------------------------------------
Total Return                                 3.36%++         13.70%         16.33%            1.53%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $183,283         $235,172       $218,927         $160,487
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  1.26%+           1.28%          1.27%            1.19%+
   Net investment income                     0.24+            0.55           0.84             2.74+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        24%              35%            34%               6%
------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05            $0.06          $0.06            $0.06
======================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from June 30, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class B Shares                             1998(1)           1997          1996(2)         1995(2)(3)
======================================================================================================
Net Asset Value, Beginning of Period       $14.11           $13.41         $12.02           $12.00
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)             (0.04)           (0.03)          0.01             0.11
   Net realized and unrealized gain          0.46             1.77           1.84             0.02
------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.42             1.74           1.85             0.13
------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --               --             --            (0.11)
   Net realized gains                       (0.23)           (1.04)         (0.46)              --
------------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)           (1.04)         (0.46)           (0.11)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.30           $14.11         $13.41           $12.02
------------------------------------------------------------------------------------------------------
Total Return                                 2.96%++         12.84%         15.55%            1.16%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $472,908         $547,481       $484,673         $300,000
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  2.03%+           2.05%          2.03%            1.94%+
   Net investment income (loss)             (0.53)+          (0.22)          0.08             1.99+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        24%              35%            34%               6%
------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05            $0.06          $0.06            $0.06
======================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from June 30, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  19

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class L Shares(1)                            1998(2)         1997          1996(3)         1995(3)(4)
=====================================================================================================
Net Asset Value, Beginning of Period:      $14.12          $13.41        $12.03          $12.00
-----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)             (0.04)          (0.03)         0.00*           0.11
   Net realized and unrealized gain          0.45            1.78          1.84            0.03
-----------------------------------------------------------------------------------------------------
Total Income From Operations                 0.41            1.75          1.84            0.14
-----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       --              --            --           (0.11)
   Net realized gains                       (0.23)          (1.04)        (0.46)             --
-----------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)          (1.04)        (0.46)          (0.11)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.30          $14.12        $13.41          $12.03
-----------------------------------------------------------------------------------------------------
Total Return                                 2.89%++        12.91%        15.45%           1.16%++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $60,882         $76,819       $68,340         $42,530
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                  2.01%+          2.04%         2.03%           1.91%+
   Net investment income (loss)             (0.51)+         (0.21)         0.08            2.02+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        24%             35%           34%              6%
-----------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions              $0.05           $0.06         $0.06           $0.06
=====================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.

(2)  For the six months ended June 30, 1998 (unaudited).

(3) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(4)  For the period from June 30, 1995 (inception date) to December 31, 1995.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class Y Shares                              1998(1)         1997          1996(2)(3)
=====================================================================================
Net Asset Value, Beginning of Period      $14.24          $13.43        $12.21
-------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.03            0.16          0.12
   Net realized and unrealized gain         0.47            1.77          1.69
-------------------------------------------------------------------------------------
Total Income From Operations                0.50            1.93          1.81
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --           (0.08)        (0.13)
   Net realized gains                      (0.23)          (1.04)        (0.46)
-------------------------------------------------------------------------------------
Total Distributions                        (0.23)          (1.12)        (0.59)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period            $14.51          $14.24        $13.43
-------------------------------------------------------------------------------------
Total Return                                3.50%++        14.23%        14.97%++
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $73,734         $71,599       $65,499
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 0.90%+          0.90%         0.92%+
   Net investment income                    0.60+           0.92          1.12+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%             35%           34%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions             $0.05           $0.06         $0.06
=====================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from January 31, 1996 (inception date) to December 31, 1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  21

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class Z Shares                              1998(1)         1997          1996(2)         1995(2)(3)
====================================================================================================
Net Asset Value, Beginning of Period      $14.24          $13.43        $12.03          $11.83
----------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.03            0.13          0.15            0.04
   Net realized and unrealized gain         0.46            1.79          1.84            0.32
----------------------------------------------------------------------------------------------------
Total Income From Operations                0.49            1.92          1.99            0.36
----------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                      --           (0.07)        (0.13)          (0.16)
   Net realized gains                      (0.23)          (1.04)        (0.46)             --
----------------------------------------------------------------------------------------------------
Total Distributions                        (0.23)          (1.11)        (0.59)          (0.16)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $14.50          $14.24        $13.43          $12.03
----------------------------------------------------------------------------------------------------
Total Return                                3.43%++        14.21%        16.69%           3.06%++
----------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $25,642         $29,561       $22,296         $10,040
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                 0.91%+          0.92%         0.97%           0.90%+
   Net investment income                    0.59+           0.90          1.12            2.30+
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       24%             35%           34%              6%
----------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions             $0.05           $0.06         $0.06           $0.06
====================================================================================================

(1)  For the six months ended June 30, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3)  For the period from October 2, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On February 20, 1998, the Annual Meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

     1.   To elect Directors of the Fund; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                          Shares Voted               Percentage             Shares Voted              Percentage
Name of Director                               For                  Shares Voted               Against               Shares Voted
====================================================================================================================================
Paul R. Ades                            110,457,871.145                96.547%             3,950,761.251                3.453%
Herbert Barg                            110,299,351.998                96.408              4,109,280.398                3.592
Dwight B. Crane                         110,443,765.891                96.534              3,964,866.505                3.466
Frank Hubbard                           110,456,573.292                96.546              3,952,059.104                3.454
Jerome Miller                           110,457,232.652                96.546              3,951,399.744                3.454
Ken Miller                              110,449,857.597                96.540              3,958,774.799                3.460
Heath B. McLendon                       110,401,492.247                96.498              4,007,140.149                3.502
====================================================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Portfolio in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolio. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================================================================
"M"   Diversification                                                                                                    Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Industry Concentration                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Borrowing                                                                                                          Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Lending                                                                                                            Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Margin and Short-Sales                                                                                             Approved
------------------------------------------------------------------------------------------------------------------------------------
"M"   Real Estate                                                                                                        Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Restricted and Illiquid Securities                                                                                 Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Unseasoned Securities                                                                                              Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"   5% Ownership of Certain Securities                                                                                 Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Purchases of Securities of Other Investment Companies                                                              Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Exercising Control or Management                                                                                   Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Investments in Oil, Gas or Mineral Exploration                                                                     Approved
------------------------------------------------------------------------------------------------------------------------------------
"E"   Limiting Participation in Joint Trading Accounts                                                                   Approved
------------------------------------------------------------------------------------------------------------------------------------
"R"   Puts, Calls and Combinations Thereof                                                                               Approved
====================================================================================================================================


The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Portfolio on all of the items in Proposal 2.

                            Percentage                                     Percentage                                   Percentage
  Shares Voted               of Shares             Shares Voted             of Shares              Shares               of Shares
       For                     Voted                  Against                 Voted              Abstaining                Voted
====================================================================================================================================
 31,907,897.745               90.980%              736,353.551               2.100%            2,427,088.379              6.920%
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  23

                      [This page intentionally left blank]

Smith Barney
Contrarian Fund


Directors                               Investment Manager
                                        Mutual Management Corp.
Paul R. Ades
Herbert Barg
Dwight B. Crane                         Distributor
Frank G. Hubbard                        Smith Barney Inc.
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller                              Custodian
                                        PNC Bank, N.A.
Allen R. Johnson, Emeritus
John F. White, Emeritus
                                        Shareholder Servicing Agent
Officers                                First Data Investor Services Group, Inc.
                                        P.O. Box 9134
Heath B. McLendon                       Boston, MA 02205-9134
President and
Chief Executive Officer
                                        This report is submitted for the
Lewis E. Daidone                        general information of the
Senior Vice President and Treasurer     shareholders of Smith Barney
                                        Investment Funds -- Smith Barney
John F. Stoeser                         Contrarian Fund. It is not authorized
Vice President and Investment Officer   for distribution to prospective
                                        investors unless accompanied or
Thomas M. Reynolds                      preceded by a current Prospectus for
Controller                              the Fund, which contains information
                                        concerning the Fund's investment
Christina T. Sydor                      policies and expenses as well as other
Secretary                               pertinent information.



                                        SMITH BARNEY
                                        ------------
                                        A Member of TravelersGroup[LOGO]



                                        Smith Barney Contrarian Fund
                                        Smith Barney Mutual Funds
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD01005   8/98